UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4250
Seligman Municipal Series Trust
(Exact name of Registrant as specified in charter)
100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)
Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code:                (212) 850-1864

Date of fiscal year end:	9/30

Date of reporting period:	9/30/08

FORM N-CSR
ITEM 1. REPORTS TO STOCKHOLDERS.
The annual report of Seligman Municipal Series Trust is included in the following combined annual report of Seligman Municipal Funds.

Seligman
Municipal Funds

Seligman Municipal Series Trust
    ▪  California High-Yield Fund
    ▪  California Quality Fund
    ▪  Florida Fund
    ▪  North Carolina Fund
Seligman New Jersey Municipal Fund, Inc.
Seligman Pennsylvania Municipal Fund Series

Annual Report
September 30, 2008

Seeking Income Exempt
From Regular Income Tax

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To the Shareholders

The annual shareholder report for Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series follows this letter. The report contains a discussion with your Portfolio Managers, as well as each Fund’s investment results, financial statements, and portfolio of investments on September 30, 2008.

Shareholders voted in favor of approving a new investment management services agreement between the Funds and RiverSource Investments, LLC at Special Meetings of Shareholders held on November 3, 2008. Shareholders also voted 10 directors/trustees to the Funds’ Boards at the Special Meetings. Details of the proxy vote can be found on page 47 of this report.

On November 7, 2008, the acquisition of the Funds’ investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, a subsidiary of Ameriprise Financial (NYSE: AMP), will be completed. Thomas Moles and Eileen Comerford will continue to serve as the Funds’ portfolio managers.

We believe the acquisition of J. & W. Seligman & Co. Incorporated by RiverSource Investments will create a stronger combined investment management business having greater resources, which should no doubt be in the best interest of shareholders. In conjunction with the acquisition of Seligman, Stephen Lewis will be the Chairman of the Funds and Patrick Bannigan will assume the position of President.

We thank you for your continued support of Seligman Municipal Funds, and for the opportunity to have served as members of the Funds’ Boards.

Respectfully,

William C. Morris Chairman	Brian T. Zino President

November 6, 2008

Manager
Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered
Public Accounting Firm
Deloitte & Touche llp

Important Telephone Numbers
(800) 221-2450 Shareholder Services

(800) 445-1777 Retirement Plan Services

(212) 682-7600 Outside the United States

(800) 622-4597	24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q.	How did the Funds perform for the fiscal year ended September 30, 2008?

A.	For the fiscal year ended September 30, 2008, based in the net asset value of Class A shares, Seligman California High-Yield Fund returned -1.5%, California Quality Fund returned -2.3%, Florida Fund returned -2.3%, North Carolina Fund returned -0.2%, New Jersey Fund returned -2.2%, and Pennsylvania Fund returned -0.9%. The Lehman Brothers Municipal Bond Index returned -1.9% for the same period.

Q.	What market conditions and economic events materially impacted the performance of the Funds in Seligman Municipal Fund Series during the fiscal year ended September 30, 2008?

A.	This past fiscal year has been one of the most remarkable periods in the 25-year history of the Seligman Municipal Funds. The credit crisis, which began with sharp credit rating downgrades of securities backed by sub-prime mortgages during the third quarter of 2007, continues to challenge individual investors and investment professionals alike. In the early months of the fiscal year, the municipal market was largely unaffected by the credit crisis. It wasn’t until January 2008, when Financial Guarantee Insurance Company (FGIC) — one of the top four municipal bond insurers — lost its coveted triple-A rating, that the municipal market began to experience the extraordinary volatility and dislocation that was occurring in most other sectors of the financial market. FGIC provides credit enhancement on public finance, structured finance, and global infrastructure and utility securities. FGIC typically guarantees the scheduled payments of principal and interest on an issuer’s obligation.

The municipal market had hardly begun to deal with the negative implications of the FGIC downgrade when it was forced to deal with the collapse of the auction rate securities (ARS) market. Investors, concerned about liquidity, were increasingly avoiding any money market product that lacked a liquidity back-stop — an assurance the vehicles’ obligations will be repaid when they are tendered even if they cannot be resold — including ARS. Remarketing agents were reluctant, due to their own capital constraints, to provide the degree of support needed to prevent auction failures.

By June, municipal bond insurers MBIA and Ambac lost their triple-A ratings due to their exposure to mortgage-backed securities. The sudden loss of high-quality investments made it extremely difficult for money market funds, which are prohibited from purchasing securities rated less than double-A, to locate a sufficient supply of securities to meet their needs. This led to a spike in yields on money market securities rated single-A and below.

The continuing deterioration in the housing market led to a high degree of anxiety about the financial health of government sponsored mortgage corporations Fannie Mae (Federal National Mortgage Association, or FNMA) and Freddie Mac (Federal Home Loan Mortgage Corp., or FHLMC). The fear of a complete collapse of the financial markets prompted the US government to place these government sponsored entities into conservatorship and to provide a guarantee to holders of FNMA and FHLMC debt. The lack of an explicit US government guarantee, however, remains a source of concern.

As the third quarter of 2008 progressed, conditions continued to deteriorate as the rapidly decelerating economy thwarted stock market performance. State and local finances were weakening, prompting further risk aversion in the market. The stunning collapse of Lehman Brothers in mid-September created severe repercussions across all financial markets, including the municipal sector. The value of the Reserve Primary Fund fell below its constant $1.00 share price, “breaking the buck.” This led to a run on the fund and ignited a run on other funds as well, including tax-exempt money market funds. The government eased the panic by agreeing to guarantee money market deposits. An imbalance in the supply and demand of longer-term municipal bonds developed, sending prices down and yields to a six-year high. Leveraged positions were forced to unwind, placing further pressure on bond prices. The resulting decline in the net asset value of many municipal bond funds led to shareholder redemptions, which necessitated additional selling by the funds.

Throughout the past year, the Federal Reserve and US Treasury have been creating a series of new facilities aimed at easing the liquidity crisis and encouraging lending. These programs have had varying degrees of success, but the ultimate goal of restoring investor confidence has, to date, eluded them.

Q.	What investment strategies or techniques materially impacted the Funds’ performance during the period?

A.	During 2007, long-term municipal yields fell to a 40-year low, the slope of the municipal yield curve (the difference between 1-year and 30-year yields) narrowed to its lowest level on record, and credit quality yield spreads were near the tightest in history. We were concerned that these municipal market trends could not be sustained and positioned the Funds’ portfolios for their reversal. By the end of the reporting period, long-term yields had risen to the highest level since 2002, the yield differential between high-quality and lower-quality bonds had increased dramatically, and the municipal yield curve slope had steepened to the widest level since 2004.

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

To protect the Funds from an anticipated increase in interest rates and to ensure sufficient liquidity in the event of redemptions, we set a higher target level for cash balances.

Further, we elected to maintain an overweight in pre-refunded and escrowed-to-maturity bonds. At fiscal year-end, refunded bonds comprised 30% of total net assets in the Funds, although percentages varied among individual portfolios. Over the years, a significant percentage of fund holdings has been refunded. As interest rate conditions permit, state and local governments issue new bonds at lower yields and use the proceeds to replace outstanding, higher cost debt. All but a few of the Funds’ refunded bonds are escrowed with direct US government securities, making them safe and highly liquid investments. For the 12-months ended September 30, 2008, the prerefunded bond sector was the best performing sector of the Lehman Brothers Municipal Bond Index with a return of 4.1%. With the exception of California Quality Fund, refunded bonds represented the largest sector in the Funds’ portfolios.

In a rising interest rate environment, longer-maturity bonds are more sensitive to yield changes than shorter-maturity bonds. Given our expectation that interest rates would trend higher, we concentrated new purchases in the intermediate maturity sector (10 to 20 year maturities), which is considerably shorter than in years past. For the year ended September 30, 2008, the best performing maturity sector was the short-end of the yield curve and the worst performing sector was for maturities of 22 years and longer. Our avoidance of the longest maturity bonds contributed to our competitive investment returns; however, the Funds would have had stronger results had a greater percentage of holdings been invested in the 1- to 10-year range.

Premium coupon bonds (i.e., bonds trading above par) are inherently more defensive than discount coupon bonds (i.e., bonds trading below par). Therefore, with few exceptions, premium coupon bonds were favored. The premium bond sector of the Index returned 1.4%, substantially outperforming the discount bond sector, which suffered a decline of 11.1%, and the current coupon sector, which fell 5.4%. While our preference was for bonds with coupons of 5.25% to 5.75%, the supply of bonds with these characteristics was limited over the past year. The recent spike in long-term interest rates has, however, resulted in an increase in the issuance of bonds within this coupon range.

The credit crisis has had a significant impact on credit quality yield spreads. For many years now, steadily declining interest rates led investors to seek lower quality bonds, given their relatively higher yields. Eventually, the increased demand for the sector, as well as strong credit trends, caused the yield spread between higher-quality and lower-quality to narrow to historical lows. Since the credit turmoil began, investors have become more quality-conscious, which has contributed to a dramatic widening of credit spreads, particularly within the high-yield sector. Another reason for the increase in quality yield spread has been the downgrades of the municipal monoline insurers. During the first half of 2008, three of the top four insurers lost their triple-A rating. The fourth, Financial Security Assurance, was downgraded after the close of the reporting period. High quality bonds are now in short supply and are trading at a premium. The non-investment grade sector was down 10.0% for the fiscal year while the insured bond sector fell 3.3%.

The Seligman Municipal Funds are permitted to purchase only investment-grade bonds (i.e., rated within the four highest rating categories). We have always viewed insurance as an enhancement and will not purchase a bond unless we approve the underlying credit. Therefore, while we were disappointed with the monoline insurer downgrades, we were not compelled to sell any bonds as a result.

In keeping with our emphasis on quality, we do not participate in sectors of the market that historically have been more prone to credit deterioration, such as tobacco bonds, airline debt, automotive industry bonds, nursing homes, convention centers, and stadium facilities. The pollution control/industrial development bond sector fell 10.6%, underperforming all other sectors of the Lehman Brothers Municipal Bond Index. Seligman Florida, California High-Yield, and California Quality Municipal Funds have no exposure to these bonds. Seligman New Jersey, North Carolina, and Pennsylvania Municipal Funds have modest (less than 10% of total net assets) positions in the pollution control/industrial development bond sector and investment returns would likely have been slightly higher absent these holdings. It also bears noting that the Funds are not permitted to hold derivative investments. Derivative losses have contributed to lagging performance for many of the Funds’ competitors over the past year.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each of the four Funds of Seligman Municipal Series Trust (which consists of the California High-Yield Fund, California Quality Fund, Florida Fund, and North Carolina Fund), Seligman New Jersey Municipal Fund, Inc. (the “New Jersey Fund”) and Seligman Pennsylvania Municipal Fund Series (the “Pennsylvania Fund”) and to provide a summary of the portfolio characteristics of each Fund.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each of the Funds as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. A portion of each Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

J. & W. Seligman & Co. Incorporated (the “Manager”), at its discretion, waived a portion of its management fees for the California High-Yield and Florida Funds. Such waivers may be discontinued at any time. Absent such waivers, returns and yields for those Funds would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.5% maximum sales charge that became effective on January 7, 2008. Although for all periods presented, returns for the Funds’ Class A shares reflect the 4.5% maximum sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if the 4.75% maximum sales charge then in effect was incurred. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Funds were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Funds.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.5% maximum sales charge, to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Lehman Index”) for the ten-year period ended September 30, 2008. The performance of Class C shares of each Fund, which commenced on a later date, and of Class A shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the charts but is included in the total returns table below each chart. The performance of Class C shares will differ from the performance shown for Class A shares, based on the differences in sales charges and expenses paid by shareholders. The Lehman Index does not reflect any taxes, fees, sales charges or expenses, and does not reflect state-specific bond market performance.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Funds’ prospectus or the statements of additional information.

Performance and Portfolio Overview

California High-Yield Fund

Investment Results
Total Returns
For Periods Ended September 30, 2008

		Average Annual
					Class C
	Six	One	Five	Ten	Since Inception
	Months*	Year	Years	Years	5/27/99

Class A

With Sales Charge	(6.56)%	(5.96)%	2.18%	3.37%	n/a

Without Sales Charge	(2.21)	(1.51)	3.12	3.85	n/a

Class C

With 1% CDSC	(3.76)	(3.48)	n/a	n/a	n/a

Without CDSC	(2.81)	(2.54)	2.17	n/a	3.11%

Benchmarks**

Lehman Brothers Municipal Bond Index	(2.60)	(1.87)	2.84	4.24	4.42 #

Lipper California Municipal Debt Funds Average	(4.49)	(6.54)	2.03	3.15	3.26

Net Asset Value Per Share

	9/30/08	3/31/08	9/30/07

Class A	$6.18	$6.45	$6.55

Class C	6.18	6.46	6.56

Holdings by Market Sectorø

Revenue Bonds	71%

Pre-refunded/Escrowed-to-Maturity Bonds	29

Weighted Average Maturity[3]	17.9 years

Option-Adjusted Duration[3]	8.1 years

Dividend and Capital Gain Per Share, and Yield Information
For Periods Ended September 30, 2008

	Dividend†	Capital Gain†	SEC 30-Day Yield††

Class A	$0.265	$0.014	3.53%

Class C	0.207	0.014	2.76

Holdings by Credit Quality2ø

AAA	19%

AA	19

A	46

BBB	6

Non-rated	10

See footnotes on page 11.

Performance and Portfolio Overview

California Quality Fund

Investment Results
Total Returns
For Periods Ended September 30, 2008

		Average Annual
					Class C
	Six	One	Five	Ten	Since Inception
	Months*	Year	Years	Years	5/27/99

Class A

With Sales Charge	(7.18)%	(6.66)%	1.35%	2.98%	n/a

Without Sales Charge	(2.85)	(2.26)	2.27	3.46	n/a

Class C

With 1% CDSC	(4.40)	(4.08)	n/a	n/a	n/a

Without CDSC	(3.45)	(3.15)	1.37	n/a	2.78%

Benchmarks**

Lehman Brothers Municipal Bond Index	(2.60)	(1.87)	2.84	4.24	4.42 #

Lipper California Municipal Debt Funds Average	(4.49)	(6.54)	2.03	3.15	3.26

Net Asset Value Per Share

	9/30/08	3/31/08	9/30/07

Class A	$6.13	$6.43	$6.57

Class C	6.10	6.41	6.54

Holdings by Market Sectorø

Revenue Bonds	77%

Pre-refunded/Escrowed-to-Maturity Bonds	16

General Obligation Bonds	7

Weighted Average Maturity[3]	15.8 years

Option-Adjusted Duration[3]	8.7 years

Dividend and Capital Gain Per Share, and Yield Information
For Periods Ended September 30, 2008

	Dividend†	Capital Gain†	SEC 30-Day Yield††

Class A	$0.249	$0.053	3.53%

Class C	0.191	0.053	2.76

Holdings by Credit Quality2ø

AAA	30%

AA	52

A	18

See footnotes on page 11.

Performance and Portfolio Overview

Florida Fund

Investment Results
Total Returns
For Periods Ended September 30, 2008

		Average Annual
					Class C
	Six	One	Five	Ten	Since Inception
	Months*	Year	Years	Years	5/27/99

Class A

With Sales Charge	(7.35)%	(6.69)%	1.02%	2.97%	n/a

Without Sales Charge	(3.01)	(2.31)	1.95	3.45	n/a

Class C

With 1% CDSC	(4.32)	(3.90)	n/a	n/a	n/a

Without CDSC	(3.37)	(2.97)	1.20	n/a	2.89%

Benchmarks**

Lehman Brothers Municipal Bond Index	(2.60)	(1.87)	2.84	4.24	4.42 #

Lipper Florida Municipal Debt Funds Average	(4.80)	(6.32)	1.95	3.17	3.30

Net Asset Value Per Share

	9/30/08	3/31/08	9/30/07

Class A	$7.11	$7.48	$7.66

Class C	7.13	7.50	7.67

Holdings by Market Sectorø

Pre-refunded/Escrowed-to-Maturity Bonds	53%

Revenue Bonds	47

Weighted Average Maturity[3]	9.3 years

Option-Adjusted Duration[3]	5.4 years

Dividend and Capital Gain Per Share, and Yield Information
For Periods Ended September 30, 2008

	Dividend†	Capital Gain†	SEC 30-Day Yield††

Class A	$0.295	$0.091	3.41%

Class C	0.233	0.091	2.80

Holdings by Credit Quality2ø

AAA	22%

AA	30

A	48

See footnotes on page 11.

Performance and Portfolio Overview

North Carolina Fund

Investment Results
Total Returns
For Periods Ended September 30, 2008

		Average Annual
					Class C
	Six	One	Five	Ten	Since Inception
	Months*	Year	Years	Years	5/27/99

Class A

With Sales Charge	(5.86)%	(4.66)%	1.10%	2.84%	n/a

Without Sales Charge	(1.42)	(0.19)	2.03	3.31	n/a

Class C

With 1% CDSC	(2.76)	(1.84)	n/a	n/a	n/a

Without CDSC	(1.79)	(0.87)	1.28	n/a	2.75%

Benchmarks**

Lehman Brothers Municipal Bond Index	(2.60)	(1.87)	2.84	4.24	4.42 #

Lipper North Carolina Municipal Debt Funds Average	(3.96)	(5.39)	1.69	3.03	3.20

Net Asset Value Per Share

	9/30/08	3/31/08	9/30/07

Class A	$7.42	$7.65	$7.68

Class C	7.42	7.65	7.67

Holdings by Market Sectorø

Pre-refunded/Escrowed-to-Maturity Bonds	56%

Revenue Bonds	38

General Obligation Bonds	6

Weighted Average Maturity[3]	9.1 years

Option-Adjusted Duration[3]	6.4 years

Dividend Per Share and Yield Information
For Periods Ended September 30, 2008

	Dividend†	SEC 30-Day Yield††

Class A	$0.251	2.27%

Class C	0.188	1.61

Holdings by Credit Quality2ø

AAA	69%

AA	23

A	8

See footnotes on page 11.

Performance and Portfolio Overview

New Jersey Fund

Investment Results
Total Returns
For Periods Ended September 30, 2008

		Average Annual
					Class C
	Six	One	Five	Ten	Since Inception
	Months*	Year	Years	Years	5/27/99

Class A

With Sales Charge	(7.06)%	(6.59)%	1.13%	2.75%	n/a

Without Sales Charge	(2.63)	(2.23)	2.07	3.23	n/a

Class C

With 1% CDSC	(3.91)	(3.81)	n/a	n/a	n/a

Without CDSC	(2.96)	(2.87)	1.31	n/a	2.64%

Benchmarks**

Lehman Brothers Municipal Bond Index	(2.60)	(1.87)	2.84	4.24	4.42 #

Lipper New Jersey Municipal Debt Funds Average	(4.34)	(5.81)	2.15	3.22	3.29

Net Asset Value Per Share

	9/30/08	3/31/08	9/30/07

Class A	$6.83	$7.14	$7.28

Class C	6.94	7.25	7.38

Holdings by Market Sectorø

Revenue Bonds	74%

Pre-refunded/Escrowed-to-Maturity Bonds	26

Weighted Average Maturity[3]	14.6 years

Option-Adjusted Duration[3]	8.1 years

Dividend and Capital Gain Per Share, and Yield Information
For Periods Ended September 30, 2008

	Dividend†	Capital Gain†	SEC 30-Day Yield††

Class A	$0.262	$0.035	3.05%

Class C	0.202	0.035	2.41

Holdings by Credit Quality2ø

AAA	56%

AA	15

A	16

BBB	4

Non-rated	9

See footnotes on page 11.

Performance and Portfolio Overview

Pennsylvania Fund

Investment Results
Total Returns
For Periods Ended September 30, 2008

		Average Annual
					Class C
	Six	One	Five	Ten	Since Inception
	Months*	Year	Years	Years	5/27/99

Class A

With Sales Charge	(6.24)%	(5.33)%	0.83%	2.67%	n/a

Without Sales Charge	(1.83)	(0.91)	1.76	3.15	n/a

Class C

With 1% CDSC	(3.04)	(2.55)	n/a	n/a	n/a

Without CDSC	(2.08)	(1.59)	1.02	n/a	2.57%

Benchmarks**

Lehman Brothers Municipal Bond Index	(2.60)	(1.87)	2.84	4.24	4.42 #

Lipper Pennsylvania Municipal Debt Funds Average	(4.29)	(5.87)	1.71	3.04	3.20

Net Asset Value Per Share

	9/30/08	3/31/08	9/30/07

Class A	$7.40	$7.66	$7.72

Class C	7.39	7.64	7.70

Holdings by Market Sectorø

Revenue Bonds	46%

Pre-refunded/Escrowed-to-Maturity Bonds	37

General Obligation Bonds	17

Weighted Average Maturity[3]	11.2 years

Option-Adjusted Duration[3]	6.3 years

Dividend Per Share and Yield Information
For Periods Ended September 30, 2008

	Dividend†	SEC 30-Day Yield††

Class A	$0.256	2.65%

Class C	0.192	2.06

Holdings by Credit Quality2ø

AAA	21%

AA	41

A	33

Non-rated	5

See footnotes on page 11.

Performance and Portfolio Overview

[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Ratings Services (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.
[3]	Excludes variable rate demand notes. Weighted average maturity is the number of years to stated maturity, weighted based upon current market value. Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time, taking into account call dates and related call premiums, if any.
*	Returns for periods of less than one year are not annualized.
**	The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper Single-State Municipal Debt Funds Averages (“Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes, fees, and sales charges. The Lehman Index also excludes the effect of expenses. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Single-State Municipal Debt Funds Averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or average.
#	From 5/28/99.
ø	Percentages based on current market values of long-term holdings at September 30, 2008.
†	Represents per share amount paid or declared for the year ended September 30, 2008.
††	Current yield, representing the annualized yield for the 30-day period ended September 30, 2008, has been computed in accordance with SEC regulations and will vary. During the period, the Manager, at its discretion, waived a portion of its management fee for the California High-Yield and Florida Funds. Such waivers may be discontinued at any time. Without these waivers the yields would be as follows:

	Class A	Class C

California High-Yield Fund	3.43%	2.66%

Florida Fund	3.26	2.65

Understanding and Comparing Your Fund’s Expenses

As a shareholder of a Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the tables are useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The tables are based on an investment of $1,000 invested at the beginning of April 1, 2008 and held for the entire six-month period ended September 30, 2008.

Actual Expenses
The following tables provide information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” for the share class of the Fund that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The tables also provide information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	4/1/08	Ratio*	9/30/08	4/1/08 to 9/30/08	9/30/08	4/1/08 to 9/30/08

California High-Yield Fund

Class A	$1,000.00	0.93%	$977.90	$4.60	$1,020.35	$4.70

Class C	1,000.00	1.83	971.90	9.02	1,015.85	9.22

California Quality Fund

Class A	1,000.00	1.01	971.50	4.98	1,019.95	5.10

Class C	1,000.00	1.91	965.50	9.39	1,015.45	9.62

Florida Fund

Class A	1,000.00	1.06	969.90	5.22	1,019.70	5.35

Class C	1,000.00	1.81	966.30	8.90	1,015.95	9.12

North Carolina Fund

Class A	1,000.00	1.38	985.80	6.85	1,018.10	6.96

Class C	1,000.00	2.13	982.10	10.55	1,014.35	10.73

(Continued on page 13.)
See footnotes on page 13.

Understanding and Comparing Your Fund’s Expenses

			Actual		Hypothetical
	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	4/1/08	Ratio*	9/30/08	4/1/08 to 9/30/08	9/30/08	4/1/08 to 9/30/08

New Jersey Fund

Class A	$1,000.00	1.27%	$973.70	$6.27	$1,018.65	$6.41

Class C	1,000.00	2.02	970.40	9.95	1,014.90	10.18

Pennsylvania Fund

Class A	1,000.00	1.50	981.70	7.43	1,017.50	7.57

Class C	1,000.00	2.25	979.20	11.13	1,013.75	11.33

*	Expenses of Class C shares differ from the expenses of Class A shares due to the difference in 12b-1 fees paid by each share class. See the Funds’ prospectus for a description of each share class and its fees, expenses and sales charges. J. & W. Seligman & Co. Incorporated, the Manager, at its discretion, waived 0.10% and 0.15% per annum of its fees for the California High-Yield Fund and Florida Fund, respectively. Absent such waivers, the expense ratios and expenses paid for the period would have been higher.
**	Expenses are equal to the Funds’ annualized expense ratios based on actual expenses for the period April 1, 2008 to September 30, 2008, multiplied by the average account value over the period, multiplied by 183/366 (number of days in the period).

Portfolios of Investments
September 30, 2008

California High-Yield Fund

Face
Amount	Municipal Bonds	Rating†	Value

$1,000,000	California Department of Veterans’ Affairs Rev. (Home Purchase), 5.50% due 12/1/2018*	Aa2	$986,460

665,000	California Educational Facilities Authority Rev. (California Lutheran University), 5.25% due 10/1/2021	Baa1	618,144

2,000,000	California Educational Facilities Authority Rev. (Scripps College), 5% due 8/1/2031	A1	1,834,220

1,485,000	California Educational Facilities Authority Rev. (University of the Pacific), 5% due 11/1/2025	A2	1,367,492

750,000	California Health Facilities Financing Authority Rev. (Cedars-Sinai Medical Center), 5% due 11/15/2027	A2	675,555

3,000,000	California Health Facilities Financing Authority Rev. (Cedars-Sinai Medical Center), 6.25% due 12/1/2034ø	NR	3,165,870

2,750,000	California Health Facilities Financing Authority Rev. (Kaiser Permanente), 5.40% due 5/1/2028††	AAA‡	2,755,637

2,280,000	California Housing Finance Agency Rev. (Multi-Family Housing), 5.375% due 2/1/2036*	Aa3	1,969,395

595,000	California Housing Finance Agency Rev. (Single Family Mortgage), 5.40% due 8/1/2028*	Aa3	599,213

2,500,000	California Infrastructure and Economic Development Bank Rev. (The J. David Gladstone Institutes Project), 5.25% due 10/1/2034	A-‡	2,285,300

2,500,000	California Statewide Communities Development Authority Rev. (Sutter Health), 5.625% due 8/15/2042	Aa3	2,357,775

1,500,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	Baa3	1,359,375

1,000,000	Los Angeles, CA Municipal Improvement Corporation Lease Rev. (Capital Equipment), 5% due 9/1/2024	A2	944,330

2,360,000	Modesto, CA Irrigation District Certificates of Participation Rev., 5.30% due 7/1/2022	A2	2,307,986

500,000	Puerto Rico Electric Power Authority Rev., 5.375% due 7/1/2023	A3	471,040

3,000,000	Puerto Rico Highway & Transportation Authority Rev., 5.50% due 7/1/2036ø	Aaa	3,316,170

3,000,000	San Bernardino, CA Joint Powers Financing Authority Rev. (California Dept. of Transportation Lease), 5.50% due 12/1/2020	A2	2,966,760

2,000,000	Washington Township, CA Hospital District Hospital Healthcare System Rev., 5.25% due 7/1/2029	A3	1,788,240

Total Municipal Bonds (Cost $32,595,571) — 87.6%			31,768,962

	Short-Term Holdings

410,000	Connecticut State Health & Education Facilities Rev. (Yale University), VRDN, due 7/1/2035	VMIG 1	410,000

200,000	Kansas State Development Finance Authority Rev. (Sisters of Charity), VRDN, due 12/1/2019	VMIG 1	200,000

460,000	Lincoln County, WY Pollution Control Rev. (Exxon Project), VRDN, due 11/1/2014	P-1	460,000

400,000	Massachusetts State Development Finance Agency Rev. (Harvard University), VRDN, due 7/15/2036	VMIG 1	400,000

300,000	Massachusetts State Health & Educational Facilities Authority Rev. (Wellesley College), VRDN, due 7/1/2039	VMIG 1	300,000

700,000	Missouri State Health & Educational Facilities Authority Rev. (Washington University), VRDN, due 2/15/2034	VMIG 1	700,000

300,000	Montana Finance Facilities Authority Rev. (Sisters of Charity), VRDN, due 12/1/2025	VMIG 1	300,000

285,000	New Jersey State Educational Facilities Authority Rev. (Princeton University), VRDN, due 7/1/2023	VMIG 1	285,000

200,000	New York City, NY GOs, VRDN, due 8/1/2016	VMIG 1	200,000

700,000	New York City, NY Municipal Water Finance Authority Rev. (Water & Sewer System), VRDN, due 6/15/2033	VMIG 1	700,000

Total Short-Term Holdings (Cost $3,955,000) — 10.9%			3,955,000

Total Investments (Cost $36,550,571) — 98.5%			35,723,962

Other Assets Less Liabilities — 1.5%			550,957

Net Assets — 100.0%			$36,274,919

See footnotes on page 19.

Portfolios of Investments
September 30, 2008

California Quality Fund

Face
Amount	Municipal Bonds	Rating†	Value

$1,500,000	California Department of Water Resources Rev. (Central Valley Project), 5% due 12/1/2027	Aa2	$1,460,220

3,000,000	California Educational Facilities Authority Rev. (Pepperdine University), 5% due 11/1/2029	Aa3	2,857,140

1,315,000	California Educational Facilities Authority Rev. (Scripps College), 5% due 11/1/2025	A1	1,253,905

3,000,000	California Educational Facilities Authority Rev. (University of San Diego), 5% due 10/1/2028	Aa3	2,812,470

1,000,000	California Infrastructure & Economic Development Bank Rev. (Bay Area Toll Bridge Seismic Retrofit), 5% due 7/1/2023††	Aaa	1,012,440

235,000	California State GOs, 5.375% due 10/1/2027ø	AAA‡	247,930

3,295,000	California State GOs, 5.375% due 10/1/2027ø	Aaa	3,459,124

470,000	California State GOs, 5.375% due 10/1/2027ø	Aaa	495,859

1,750,000	California State University System Rev., 5% due 11/1/2027	Aaa	1,681,278

2,420,000	California State Veterans’ GOs, 5.70% due 12/1/2032*	A1	2,202,878

2,000,000	California Statewide Communities Development Authority Rev. (Kaiser Permanente), 5.50% due 11/1/2032	A+‡	1,885,480

2,500,000	Eastern Municipal Water District, CA Water and Sewer Rev., 6.75% due 7/1/2012	Aa3	2,681,075

2,000,000	Los Angeles, CA Department of Water & Power Water System Rev., 5.125% due 7/1/2041	Aa3	1,860,800

1,500,000	Regents of the University of California General Rev., 5% due 5/15/2026	Aa1	1,448,775

1,325,000	Riverside, CA Electric Rev., 5% due 10/1/2028	AAA‡	1,265,335

1,500,000	Sacramento County, CA Airport System Rev., 5% due 7/1/2025	Aaa	1,437,465

2,000,000	Sacramento County, CA Sanitation Districts Financing Authority Rev. (Sacramento Regional County Sanitation District), 5% due 12/1/2027	Aa3	1,893,620

500,000	Sacramento, CA Municipal Utility District Electric Rev., 5.25% due 5/15/2024	A1	480,390

1,530,000	San Francisco, CA Bay Area Rapid Transit District Rev. (Sales Tax), 5% due 7/1/2028	Aa3	1,463,261

Total Municipal Bonds (Cost $33,019,783) — 86.2%			31,899,445

	Short-Term Holdings

200,000	Connecticut State Health & Educational Facilities Authority Rev. (Yale University), VRDN, due 7/1/2036	VMIG 1	200,000

100,000	Massachusetts State GOs, VRDN, due 3/1/2026	VMIG 1	100,000

200,000	New York City, NY GOs, VRDN, due 8/1/2016	VMIG 1	200,000

900,000	New York City, NY GOs, VRDN, due 8/1/2017	VMIG 1	900,000

3,000,000	Orange County, CA Local Transportation Authority Rev. (Measure M Sales Tax), 6% due 2/15/2009	Aa2	3,041,700

Total Short-Term Holdings (Cost $4,394,582) — 12.0%			4,441,700

Total Investments (Cost $37,414,365) — 98.2%			36,341,145

Other Assets Less Liabilities — 1.8%			653,848

Net Assets — 100.0%			$36,994,993

See footnotes on page 19.

Portfolios of Investments
September 30, 2008

Florida Fund

Face
Amount	Municipal Bonds	Rating†	Value

$2,000,000	Broward County, FL Airport System Rev., 5.25% due 10/1/2026*	Aa3	$1,716,120

1,750,000	Escambia County, FL Health Facilities Authority Rev. (Ascension Health Credit Group), 6% due 11/15/2031ø	AAA‡	1,831,078

320,000	Florida Housing Finance Corporation Rev. (Homeowner Mortgage), 5.95% due 1/1/2032*	Aaa	301,558

2,500,000	Florida Ports Financing Commission Rev. (State Transportation Trust Fund), 5.375% due 6/1/2027*	A2	2,177,425

1,000,000	Marion County, FL Hospital District Health System Rev. (Munroe Regional Health System), 5% due 10/1/2029	A2	842,550

1,990,000	Marion County, FL Hospital District Health System Rev. (Munroe Regional Health System), 5.625% due 10/1/2024ø	A2	2,072,844

10,000	Marion County, FL Hospital District Health System Rev. (Munroe Regional Health System), 5.625% due 10/1/2024	A2	10,309

1,000,000	Ocala, FL Utility Systems Rev., 5% due 10/1/2024	A1	938,130

1,750,000	Orange County, FL Health Facilities Authority Hospital Rev. (Adventist Health System/Sunbelt Obligation Group), 6.375% due 11/15/2020ø	A1	1,892,537

2,000,000	Pinellas County, FL Health Facilities Authority Rev. (Baycare Health System), 5.50% due 11/15/2033ø	Aa3	2,173,360

1,040,000	Polk County, FL Constitutional Fuel Tax Rev., 5% due 12/1/2020	A2	1,019,876

230,000	Reedy Creek, FL Improvement District Utilities Rev., 5.125% due 10/1/2019	Aa3	230,009

600,000	South Florida Water Management District Certificates of Participations Rev. (Master Lease Purchase Agreement), 5% due 10/1/2026	Aa3	563,382

1,000,000	St. Johns County, FL Transport Improvement Rev., 5% due 10/1/2026	Aa3	936,810

1,750,000	Tampa Bay, FL Regional Water Supply Utility System Authority Rev., 5.75% due 10/1/2029ø	AAA‡	1,886,168

Total Municipal Bonds (Cost $19,097,685) — 87.1%			18,592,156

	Short-Term Holdings

2,000,000	Hillsborough County, FL School Board Certificates of Participation, 6% due 7/1/2025ø	Aa3	2,068,960

300,000	Massachusetts State GOs, VRDN, due 3/1/2026	VMIG 1	300,000

Total Short-Term Holdings (Cost $2,291,536) — 11.1%			2,368,960

Total Investments (Cost $21,389,221) — 98.2%			20,961,116

Other Assets Less Liabilities — 1.8%			389,839

Net Assets — 100.0%			$21,350,955

See footnotes on page 19.

Portfolios of Investments
September 30, 2008

North Carolina Fund

Face
Amount	Municipal Bonds	Rating†	Value

$1,250,000	Appalachian State University, NC Housing & Student Center System Rev., 5.60% due 7/15/2020ø	Aaa	$1,328,425

685,000	Buncombe County, NC Metropolitan Sewer District Sewer System Rev., 5% due 7/1/2020	Aa3	687,822

1,000,000	Charlotte, NC Storm Water Fee Rev., 6% due 6/1/2025ø	AAA‡	1,066,190

1,000,000	Charlotte, NC Water & Sewer System Rev., 5.25% due 6/1/2025ø	AAA‡	1,054,010

750,000	Durham County, NC Public Improvement GOs, 5% due 6/1/2022	Aaa	755,940

750,000	Forsyth County, NC Certificates of Participation (Forsyth County School Project), 5% due 2/1/2026	Aa1	706,778

215,000	Greensboro, NC Combined Enterprise System Rev., 5.25% due 6/1/2022ø	AAA‡	231,837

250,000	High Point, NC Combined Enterprise System Rev., 5% due 11/1/2023	Aa3	239,012

350,000	High Point, NC Combined Enterprise System Rev., 5% due 11/1/2028	Aaa	337,099

135,000	North Carolina Housing Finance Agency Rev. (Home Ownership), 6.40% due 7/1/2028*	Aa2	137,823

500,000	North Carolina Infrastructure Finance Corporation Certificates of Participation (State of North Carolina Repair and Renovation Projects), 5% due 6/1/2017	Aa1	512,285

500,000	North Carolina Medical Care Commission Hospital Rev. (First Health of the Carolinas Project), 5% due 10/1/2028	Aa3	457,990

1,750,000	North Carolina Municipal Power Agency No. 1 Rev. (Catawba Electric), 5% due 1/1/2020††	Aaa	1,793,820

1,000,000	Raleigh, NC Combined Enterprise System Rev., 5% due 3/1/2024ø	AAA‡	1,070,220

1,000,000	Wake County, NC Industrial Facilities & Pollution Control Financing Authority Rev. (Carolina Power & Light), 5.375% due 2/1/2017	A2	1,001,440

500,000	Wilmington City, NC Water & Sewer System Rev., 5% due 6/1/2025	Aaa	487,815

250,000	Winston-Salem, NC Water & Sewer System Rev., 5.125% due 6/1/2028ø	AAA‡	266,315

Total Municipal Bonds (Cost $11,876,004) — 95.1%			12,134,821

	Short-Term Holdings

200,000	Massachusetts State GOs, VRDN, due 3/1/2026	VMIG 1	200,000

200,000	New York City, NY GOs, VRDN, due 8/1/2019	VMIG 1	200,000

Total Short-Term Holdings (Cost $400,000) — 3.1%			400,000

Total Investments (Cost $12,276,004) — 98.2%			12,534,821

Other Assets Less Liabilities — 1.8%			230,991

Net Assets — 100.0%			$12,765,812

See footnotes on page 19.

Portfolios of Investments
September 30, 2008

New Jersey Fund

Face
Amount	Municipal Bonds	Rating†	Value

$790,000	Bergen County, NJ Improvement Authority Governmental Loan Rev., 5% due 9/1/2014	Aaa	$844,818

2,000,000	Delaware River & Bay Authority Rev. (New Jersey and Delaware), 5.75% due 1/1/2029ø	Aa3	2,100,000

1,000,000	New Jersey Economic Development Authority Rev. (The Seeing Eye, Inc. Project), 5% due 12/1/2024	Aa3	965,510

1,500,000	New Jersey Economic Development Authority State Lease Rev. (Liberty State Park Project), 5% due 3/1/2027	Aaa	1,456,005

3,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/1/2032*	NR	2,533,470

1,250,000	New Jersey Educational Facilities Authority Rev. (Princeton University), 5% due 7/1/2028	Aaa	1,222,287

1,250,000	New Jersey Educational Facilities Authority Rev. (Stevens Institute of Technology), 5.25% due 7/1/2022	Baa2	1,124,987

1,000,000	New Jersey Educational Facilities Authority Rev. (William Paterson University of New Jersey), 5% due 7/1/2024	Aaa	976,490

1,480,000	New Jersey Environmental Infrastructure Trust Rev., 5% due 9/1/2022	Aaa	1,481,184

1,110,000	New Jersey Health Care Facilities Financing Authority Rev. (Atlantic City Medical Center), 5.75% due 7/1/2025	A2	1,100,465

890,000	New Jersey Health Care Facilities Financing Authority Rev. (Atlantic City Medical Center), 5.75% due 7/1/2025ø	A2	962,731

2,450,000	New Jersey Health Care Facilities Financing Authority Rev. (Hackensack University Medical Center), 6% due 1/1/2034	A3	2,430,841

2,255,000	New Jersey Health Care Facilities Financing Authority Rev. (Meridian Health System Obligated Group), 5.375% due 7/1/2024	Aaa	2,241,786

2,000,000	New Jersey Highway Authority Rev. (Garden State Parkway), 5.625% due 1/1/2030ø	AAA‡	2,094,140

215,000	New Jersey Housing & Mortgage Finance Agency Rev. (Multi-Family Housing), 5.75% due 5/1/2025	Aaa	215,686

1,500,000	New Jersey Housing & Mortgage Finance Agency Rev. (Multi-Family Housing), 6.35% due 11/1/2031*	Aaa	1,490,550

1,000,000	New Jersey Transportation Trust Fund Authority Rev., 5% due 12/15/2021ø	Aaa	1,059,560

1,000,000	Port Authority of New York and New Jersey Consolidated Bonds, 5% due 10/1/2028	Aa3	957,330

500,000	Port Authority of New York and New Jersey Consolidated Bonds, 5% due 8/15/2022	Aaa	494,260

1,000,000	Puerto Rico Electric Power Authority Rev., 5% due 7/1/2023	Aaa	941,160

1,000,000	Puerto Rico Highway & Transportation Authority Rev., 5.50% due 7/1/2036ø	Aaa	1,105,390

Total Municipal Bonds (Cost $28,303,343) — 97.2%			27,798,650

	Short-Term Holdings

400,000	New York City, NY GOs, VRDN, due 8/1/2010	VMIG 1	400,000

Total Short-Term Holdings (Cost $400,000) — 1.4%			400,000

Total Investments (Cost $28,703,343) — 98.6%			28,198,650

Other Assets Less Liabilities — 1.4%			407,981

Net Assets — 100.0%			$28,606,631

See footnotes on page 19.

Portfolios of Investments
September 30, 2008

Pennsylvania Fund

Face
Amount	Municipal Bonds	Rating†	Value

$490,000	Allegheny County, PA Higher Education Building Authority University Rev. (Duquesne University), 5% due 3/1/2028	A2	$446,787

1,000,000	Berks County, PA Municipal Authority Hospital Rev. (The Reading Hospital & Medical Center Project), 5.70% due 10/1/2014	Aa3	1,058,780

1,000,000	Berks County, PA Municipal Authority Hospital Rev. (The Reading Hospital & Medical Center Project), 6% due 11/1/2029ø	Aaa	1,059,310

1,100,000	Butler County, PA GO’s 5.25% due 7/15/2023ø	A+‡	1,186,900

530,000	Commonwealth of Pennsylvania GOs, 5.375% due 7/1/2017	Aa2	572,766

1,000,000	Delaware Valley, PA Regional Finance Authority Rev. (Local Government), 7.75% due 7/1/2027	Aa2	1,221,000

430,000	Montgomery County, PA GOs, 5.25% due 8/15/2017	Aaa	463,239

1,000,000	Northampton County, PA General Purpose Authority Rev., 5.25% due 10/1/2030	Aaa	984,620

1,000,000	Pennsylvania Economic Development Financing Authority Rev. (The Procter & Gamble Paper Products Company Project), 5.375% due 3/1/2031*	Aa3	898,500

1,050,000	Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5.75% due 5/1/2022	A2	1,059,807

750,000	Pennsylvania Intergovernmental Cooperative Authority Special Tax Rev. (Philadelphia Funding Program), 5% due 6/15/2021	A1	733,395

500,000	Pennsylvania State Turnpike Commission Rev. (Oil Franchise Tax), 5.25% due 12/1/2016ø	A2	541,025

1,000,000	Pennsylvania State Turnpike Commission Rev. (Registration Fee), 5% due 7/15/2041ø	Aa3	1,062,940

450,000	Philadelphia, PA Redevelopment Authority Rev. (Home Mortgage), 9% due 6/1/2017††	NR	594,486

Total Municipal Bonds (Cost $11,596,380) — 87.2%			11,883,555

	Short-Term Holdings

500,000	Connecticut State Health & Educational Facilities Authority Rev. (Yale University), VRDN, due 7/1/2036	VMIG 1	500,000

500,000	Massachusetts State GOs, VRDN, due 3/1/2026	VMIG 1	500,000

400,000	Montana Finance Facilities Authority Rev. (Sisters of Charity), VRDN, due 12/1/2025	VMIG 1	400,000

Total Short-Term Holdings (Cost $1,400,000) — 10.3%			1,400,000

Total Investments (Cost $12,996,380) — 97.5%			13,283,555

Other Assets Less Liabilities — 2.5%			338,032

Net Assets — 100.0%			$13,621,587

†	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Ratings Services (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.
††	Escrowed-to-maturity security.
ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
VRDN — Variable Rate Demand Notes (See Note 2d).
See Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 2008

	California	California		North	New
	High-Yield	Quality	Florida	Carolina	Jersey	Pennsylvania
	Fund	Fund	Fund	Fund	Fund	Fund

Assets:

Investments, at value (see portfolios of investments):

Long-term holdings	$31,768,962	$31,899,445	$18,592,156	$12,134,821	$27,798,650	$11,883,555

Short-term holdings	3,955,000	4,441,700	2,368,960	400,000	400,000	1,400,000

Total investments*	35,723,962	36,341,145	20,961,116	12,534,821	28,198,650	13,283,555

Cash**	243,708	233,514	2,123	110,931	66,497	180,510

Interest receivable	515,953	688,969	476,211	165,146	412,939	201,376

Expenses prepaid to shareholder service agent	1,426	1,474	903	523	1,284	571

Receivable for Shares of Beneficial Interest/Capital Stock sold	—	1,332	14,995	1,774	25,501	11,576

Other	2,110	2,329	1,366	783	1,889	824

Total Assets	36,487,159	37,268,763	21,456,714	12,813,978	28,706,760	13,678,412

Liabilities:

Payable for Shares of Beneficial Interest/ Capital Stock repurchased	95,178	155,650	25,005	50	4,913	875

Dividends payable	58,622	54,561	37,092	17,185	38,555	17,118

Management fee payable	12,273	15,695	6,366	5,383	12,158	5,740

Distribution and service (12b-1) fees payable	6,929	5,177	6,136	3,135	7,352	3,482

Accrued expenses and other	39,238	42,687	31,160	22,413	37,151	29,610

Total Liabilities	212,240	273,770	105,759	48,166	100,129	56,825

Net Assets	$36,274,919	$36,994,993	$21,350,955	$12,765,812	$28,606,631	$13,621,587

Composition of Net Assets:

Shares of Beneficial Interest/Capital Stock, at par value ($0.001 par value; unlimited shares authorized, 100,000,000 shares, in the case of New Jersey Fund):

Class A	$4,999	$5,568	$2,604	$1,604	$3,759	$1,684

Class C	874	471	398	117	422	156

Additional paid-in capital	37,013,866	37,829,416	21,827,135	12,425,866	28,880,224	13,135,690

Undistributed net investment income	94,589	237,015	66,331	63,535	92,981	71,826

Undistributed/accumulated net realized gain (loss)	(12,800)	(4,257)	(117,408)	15,873	133,938	125,056

Net unrealized appreciation (depreciation) of investments	(826,609)	(1,073,220)	(428,105)	258,817	(504,693)	287,175

Net Assets	$36,274,919	$36,994,993	$21,350,955	$12,765,812	$28,606,631	$13,621,587

Net Assets:

Class A	$30,873,007	$34,123,376	$18,510,298	$11,901,144	$25,679,630	$12,467,145

Class C	$5,401,912	$2,871,617	$2,840,657	$864,668	$2,927,001	$1,154,442

Shares of Beneficial Interest/Capital Stock Outstanding:

Class A	4,998,662	5,567,547	2,604,408	1,603,956	3,758,547	1,684,072

Class C	873,627	470,512	398,471	116,524	421,689	156,301

Net Asset Value per Share:

Class A	$6.18	$6.13	$7.11	$7.42	$6.83	$7.40

Class C	$6.18	$6.10	$7.13	$7.42	$6.94	$7.39

* Cost of total investments	$36,550,571	$37,414,365	$21,389,221	$12,276,004	$28,703,343	$12,996,380
** Includes restricted cash of	$5,300	$6,300	$2,000	—	$5,000	$4,000
See Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 2008

	California	California		North	New
	High-Yield	Quality	Florida	Carolina	Jersey	Pennsylvania
	Fund	Fund	Fund	Fund	Fund	Fund

Investment Income:

Interest	$1,752,400	$1,945,793	$1,216,922	$638,549	$1,617,074	$721,544

Expenses:

Management fees	173,288	196,281	120,150	66,993	161,913	73,439

Distribution and service (12b-1) fees	82,833	62,477	82,199	40,524	103,961	48,153

Shareholder account services	57,715	64,006	40,791	23,747	59,508	27,335

Auditing fees	30,252	32,818	24,421	18,612	28,859	27,569

Registration	18,868	17,694	14,001	12,572	20,416	15,946

Legal fees	12,090	13,598	9,753	16,104	24,648	22,500

Shareholder reports and communications	9,354	8,909	6,465	4,059	7,833	6,325

Custody and related services	8,273	7,285	5,986	2,304	10,157	1,620

Directors’/Trustees’ fees and expenses	4,501	4,827	3,872	3,204	4,880	3,761

Miscellaneous	4,985	5,484	4,270	3,480	5,592	3,822

Total Expenses Before Management Fee Waiver	402,159	413,379	311,908	191,599	427,767	230,470

Management fee waiver (Note 3)	(34,658)	—	(36,045)	—	—	—

Total Expenses After Management Fee Waiver	367,501	413,379	275,863	191,599	427,767	230,470

Net Investment Income	1,384,899	1,532,414	941,059	446,950	1,189,307	491,074

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments	(21,722)	131,082	(83,501)	18,829	109,355	91,753

Net change in unrealized appreciation of investments	(2,057,347)	(2,531,624)	(1,339,901)	(473,577)	(1,895,489)	(690,084)

Net Loss on Investments	(2,079,069)	(2,400,542)	(1,423,402)	(454,748)	(1,786,134)	(598,331)

Decrease in Net Assets from Operations	$(694,170)	$(868,128)	$(482,343)	$(7,798)	$(596,827)	$(107,257)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	California High-Yield Fund		California Quality Fund
	Year Ended September 30,		Year Ended September 30,
	2008	2007	2008	2007

Operations:

Net investment income	$1,384,899	$1,437,824	$1,532,414	$1,765,529

Net realized gain (loss) on investments	(21,722)	67,521	131,082	285,451

Net change in unrealized appreciation of investments	(2,057,347)	(436,813)	(2,531,624)	(992,937)

Decrease in Net Assets from Operations	(694,170)	1,068,532	(868,128)	1,058,043

Distributions to Shareholders:

Net investment income:

Class A	(1,196,136)	(1,195,595)	(1,408,168)	(1,646,981)

Class C	(112,958)	(81,924)	(54,560)	(55,345)

Class D	(56,269)	(90,377)	(20,614)	(30,086)

Total	(1,365,363)	(1,367,896)	(1,483,342)	(1,732,412)

Net realized long-term gain on investments:

Class A	(61,428)	—	(296,071)	(81,972)

Class C	(4,879)	—	(12,743)	(3,623)

Class D	(5,958)	—	(6,610)	(2,002)

Total	(72,265)	—	(315,424)	(87,597)

Decrease in Net Assets from Distributions	(1,437,628)	(1,367,896)	(1,798,766)	(1,820,009)

Share Transactions:

Net proceeds from sales of shares	7,157,014	648,122	4,138,665	492,091

Investment of dividends	850,379	840,334	913,485	1,027,593

Exchanged from associated funds	675,454	153,320	1,655,204	640,630

Investment of gain distributions	51,400	—	228,536	61,687

Total	8,734,247	1,641,776	6,935,890	2,222,001

Cost of shares repurchased	(3,830,737)	(3,264,320)	(6,632,621)	(6,514,802)

Exchanged into associated funds	(195,785)	(163,874)	(624,743)	(414,780)

Total	(4,026,522)	(3,428,194)	(7,257,364)	(6,929,582)

Increase (Decrease) in Net Assets from Share Transactions	4,707,725	(1,786,418)	(321,474)	(4,707,581)

Increase (Decrease) in Net Assets	2,575,927	(2,085,782)	(2,988,368)	(5,469,547)

Net Assets:

Beginning of year	33,698,992	35,784,774	39,983,361	45,452,908

End of Year*	$36,274,919	$33,698,992	$36,994,993	$39,983,361

* Including undistributed net investment income	$94,589	$86,840	$237,015	$204,015
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Florida Fund		North Carolina Fund
	Year Ended September 30,		Year Ended September 30,
	2008	2007	2008	2007

Operations:

Net investment income	$941,059	$1,147,515	$446,950	$551,387

Net realized gain (loss) on investments	(83,501)	194,266	18,829	(21,778)

Net change in unrealized appreciation of investments	(1,339,901)	(596,682)	(473,577)	(273,495)

Decrease in Net Assets from Operations	(482,343)	745,099	(7,798)	256,114

Distributions to Shareholders:

Net investment income:

Class A	(824,183)	(995,082)	(406,597)	(488,700)

Class C	(73,986)	(88,869)	(15,389)	(27,226)

Class D	(18,589)	(39,465)	(7,311)	(12,527)

Total	(916,758)	(1,123,416)	(429,297)	(528,453)

Net realized long-term gain on investments:

Class A	(260,619)	(32,733)	—	(142,487)

Class C	(24,633)	(3,907)	—	(10,580)

Class D	(12,001)	(1,626)	—	(4,650)

Total	(297,253)	(38,266)	—	(157,717)

Decrease in Net Assets from Distributions	(1,214,011)	(1,161,682)	(429,297)	(686,170)

Share Transactions:

Net proceeds from sales of shares	328,450	485,516	752,918	23,134

Investment of dividends	567,489	665,122	257,209	335,669

Exchanged from associated funds	187,366	14,064	45,023	67,237

Investment of gain distributions	211,383	26,605	—	118,956

Total	1,294,688	1,191,307	1,055,150	544,996

Cost of shares repurchased	(3,418,309)	(5,257,705)	(1,609,432)	(3,439,972)

Exchanged into associated funds	(288,077)	(143,295)	—	(47,989)

Total	(3,706,386)	(5,401,000)	(1,609,432)	(3,487,961)

Decrease in Net Assets from Share Transactions	(2,411,698)	(4,209,693)	(554,282)	(2,942,965)

Decrease in Net Assets	(4,108,052)	(4,626,276)	(991,377)	(3,373,021)

Net Assets:

Beginning of year	25,459,007	30,085,283	13,757,189	17,130,210

End of Year*	$21,350,955	$25,459,007	$12,765,812	$13,757,189

* Including undistributed net investment income	$66,331	$54,950	$63,535	$50,713
See Notes to Financial Statements.

Statements of Changes in Net Assets

	New Jersey Fund		Pennsylvania Fund
	Year Ended September 30,		Year Ended September 30,
	2008	2007	2008	2007

Operations:

Net investment income	$1,189,307	$1,378,404	491,074	$567,772

Net realized gain (loss) on investments	109,355	152,732	91,753	(23,382)

Net change in unrealized appreciation of investments	(1,895,489)	(510,530)	(690,084)	(275,048)

Decrease in Net Assets from Operations	(596,827)	1,020,606	(107,257)	269,342

Distributions to Shareholders:

Net investment income:

Class A	(1,065,351)	(1,251,627)	(454,897)	(496,120)

Class C	(71,238)	(84,129)	(18,632)	(15,022)

Class D	(16,944)	(26,125)	(6,745)	(11,213)

Total	(1,153,533)	(1,361,881)	(480,274)	(522,355)

Net realized long-term gain on investments:

Class A	(145,171)	(87,975)	—	—

Class C	(11,446)	(8,786)	—	—

Class D	(4,675)	(2,220)	—	—

Total	(161,292)	(98,981)	—	—

Decrease in Net Assets from Distributions	(1,314,825)	(1,460,862)	(480,274)	(522,355)

Share Transactions:

Net proceeds from sales of shares	1,218,866	1,626,910	625,794	204,074

Investment of dividends	837,017	958,961	319,766	354,192

Exchanged from associated funds	158,210	510,335	139,068	—

Investment of gain distributions	127,190	77,261	—	—

Total	2,341,283	3,173,467	1,084,628	558,266

Cost of shares repurchased	(5,267,211)	(4,292,048)	(2,255,065)	(2,843,225)

Exchanged into associated funds	(444,836)	(1,154,399)	(34,934)	(199,728)

Total	(5,712,047)	(5,446,447)	(2,289,999)	(3,042,953)

Decrease in Net Assets from Share Transactions	(3,370,764)	(2,272,980)	(1,205,371)	(2,484,687)

Decrease in Net Assets	(5,282,416)	(2,713,236)	(1,792,902)	(2,737,700)

Net Assets:

Beginning of year	33,889,047	36,602,283	15,414,489	18,152,189

End of Year*	$28,606,631	$33,889,047	$13,621,587	$15,414,489

* Including undistributed net investment income	$92,981	$81,812	$71,826	$95,402
See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Municipal Series Trust (the “Trust”), Seligman New Jersey Municipal Fund, Inc. (the “New Jersey Fund”) and Seligman Pennsylvania Municipal Fund Series (the “Pennsylvania Fund”) are registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified open-end management investment companies. The Trust consists of four separate funds: the “California High-Yield Fund,” the “California Quality Fund,” the “Florida Fund,” and the “North Carolina Fund.” Each Fund of the Trust, as well as the New Jersey Fund and the Pennsylvania Fund (each a “Fund”, collectively, the “Funds”), offers two classes of shares.

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (4.5% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Boards of Directors/Trustees of the Funds approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their respective net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Funds no longer offer Class D shares. The conversion did not affect individual shareholder account values.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Funds:

a.	Security Valuation and Risk — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by the Funds’ investment manager (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Boards of Directors/Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

Fixed-income securities owned by the Funds are subject to interest-rate risk, credit risk, prepayment risk, and market risk. To the extent that the Funds concentrate their investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general.

b.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the insurance policies of the Trust, New Jersey Fund and Pennsylvania Fund.

c.	Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2008, distribution and service fees were the only class-specific expenses.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Funds amortize discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

Short-term holdings include securities with stated or effective maturity dates of less than one year.

Variable rate demand notes purchased by the Funds may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At September 30, 2008, the interest rates paid on these notes ranged from 2.50% to 7.50%.

Notes to Financial Statements

e.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Funds are recorded on the ex-dividend date.

f.	Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gains.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2005-2008 in these jurisdictions, the Funds have determined that FIN 48 did not have a material impact on the Funds’ financial statements for the year ended September 30, 2008.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Trust, the New Jersey Fund and the Pennsylvania Fund (see Note 10) and provides the necessary personnel and facilities. Compensation of all officers of the Trust, the New Jersey Fund and the Pennsylvania Fund, all directors/trustees of the Trust, the New Jersey Fund and the Pennsylvania Fund who are employees of the Manager, and all personnel of the Trust, the New Jersey Fund and the Pennsylvania Fund and the Manager is paid by the Manager. The Manager’s fee is calculated daily and payable monthly, equal to 0.50% per annum of each Fund’s average daily net assets. The Manager, at its discretion, agreed to waive a portion of its fees for the year ended September 30, 2008 to limit the per annum fee of California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. For the year ended September 30, 2008, the amounts of fees waived by the Manager for California High-Yield Fund and Florida Fund were $34,658 and $36,045, respectively.

For the year ended September 30, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Funds’ shares and an affiliate of the Manager, received the following commissions and concessions from sales of Class A shares. The following commissions were also paid to dealers for sales of Class A shares:

	Commissions and Concessions	Dealer
Fund	Retained by Distributor	Commissions

California High-Yield	$13,104	$85,598

California Quality	5,413	32,385

Florida	1,194	8,883

North Carolina	1,995	12,728

New Jersey	2,283	18,489

Pennsylvania	1,313	11,781

Each Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Funds monthly pursuant to the Plan. For the year ended September 30, 2008, for California High-Yield Fund, California Quality Fund, Florida Fund, North Carolina Fund, New Jersey Fund and Pennsylvania Fund, fees incurred under the Plan aggregated to $29,518, $36,951, $52,115, $31,183, $71,974 and $38,008, respectively, or 0.10%, 0.10%, 0.25%, 0.25%, 0.25% and 0.25%, respectively, per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class C shares and Class D shares (only through May 16, 2008), service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan. For the year ended September 30, 2008, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D (only through May 16, 2008) shares were as follows:

Fund	Class C	Class D

California High-Yield	$35,791	$17,524

California Quality	18,443	7,083

Florida	23,796	6,288

North Carolina	6,277	3,064

New Jersey	25,859	6,128

Pennsylvania	7,437	2,708

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended September 30, 2008, the Distributor and Seligman Services, Inc. received distribution and service fees as follows:

	Distribution and		Distribution and
Fund	Service Fees	Fund	Service Fees

California High-Yield	$3,304	North Carolina	$2,408

California Quality	1,714	New Jersey	9,423

Florida	2,836	Pennsylvania	712

The Distributor is entitled to retain any CDSC imposed on certain redemptions of shares. For the year ended September 30, 2008, such charges amounted to $141 for the California High-Yield Fund, $24 for the California Quality Fund and $2,320 for the New Jersey Fund.

Notes to Financial Statements

For the year ended September 30, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged each Fund at cost for shareholder account services in accordance with a methodology approved by the Funds’ directors/trustees as follows:

Fund		Fund

California High-Yield	$57,715	North Carolina	$23,747

California Quality	64,006	New Jersey	59,508

Florida	40,791	Pennsylvania	27,335

Costs of Seligman Data Corp. directly attributable to a Fund were charged to that Fund. The remaining charges were allocated to each Fund by Seligman Data Corp. pursuant to a formula based on each Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Trust, New Jersey Fund and Pennsylvania Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of a Guarantor to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on each Guarantor’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At September 30, 2008, the potential obligations under the Guaranty were $85,900 for the Trust, $27,500 for the New Jersey Fund and $11,900 for the Pennsylvania Fund.

As of September 30, 2008, no event has occurred which would result in the Guarantors becoming liable to make any payment under the Guaranty. Each Fund of the Trust would bear a portion of any payments made by the Trust under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to the Funds as part of Seligman Data Corp.’s shareholder account services cost.

During the year ended September 30, 2008, certain officers and directors/trustees of the Trust, the New Jersey Fund and the Pennsylvania Fund were officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Trust, New Jersey Fund, and Pennsylvania Fund have a compensation agreement under which directors/trustees who receive fees may elect to defer receiving such fees. Directors/trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Funds or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Funds for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors’/trustees’ fees and expenses, and the accumulated balances thereof at September 30, 2008, are included in accrued expenses and other liabilities as follows:

Fund		Fund

California High-Yield	$778	North Carolina	$632

California Quality	819	New Jersey	769

Florida	709	Pennsylvania	639

4.	Committed Line of Credit — The Trust, New Jersey Fund, and Pennsylvania Fund are each participants in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the year ended September 30, 2008, the Funds did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term holdings, for the year ended September 30, 2008, were as follows:

Fund	Purchases	Sales

California High-Yield	$2,188,323	$1,219,160

California Quality	7,481,595	4,768,830

Florida	2,143,560	4,108,290

North Carolina	364,035	536,513

New Jersey	2,610,797	3,644,980

Pennsylvania	1,567,372	3,670,307

Notes to Financial Statements

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At September 30, 2008, each Fund’s cost of investments for federal income tax purposes was less than the cost for financial reporting purposes due to the amortization of market discount for financial reporting purposes, offset, in part, for the California Quality Fund by the tax deferral of losses on wash sales of $149,160. The tax basis cost of investments was as follows:

Tax
Fund	Basis Cost

California High-Yield	$36,453,117

California Quality	37,326,510

Florida	21,322,890

Tax
Fund	Basis Cost

North Carolina	$12,212,469

New Jersey	28,610,362

Pennsylvania	12,924,554

The tax basis components of accumulated earnings/losses at September 30, 2008 are presented below. Undistributed tax-exempt/ordinary income primarily consists of net investment income and net realized short-term gain.

	California	California		North	New
	High-Yield	Quality	Florida	Carolina	Jersey	Pennsylvania

Gross unrealized appreciation of portfolio securities	$746,415	$470,459	$712,926	$548,428	$768,945	$557,377

Gross unrealized depreciation of portfolio securities	(1,475,570)	(1,455,824)	(1,074,700)	(226,076)	(1,180,657)	(198,376)

Net unrealized appreciation (depreciation) of portfolio securities	(729,155)	(985,365)	(361,774)	322,352	(411,712)	359,001

Undistributed tax-exempt/ordinary income	56,534	55,380	37,801	17,814	59,839	17,760

Undistributed long-term gain	—	144,903	593	15,873	113,423	125,056

Timing differences (post-October losses)	(12,800)	—	(118,001)	—	—	—

Total accumulated earnings (losses)	$(685,421)	$(785,082)	$(441,381)	$356,039	$(238,450)	$501,817

During the year ended September 30, 2008, the Pennsylvania Fund utilized $1,073 of prior year’s capital loss carryforward to offset current year’s net capital gains. From November 1, 2007 through September 30, 2008, the California High-Yield Fund and the Florida Fund incurred $12,800 and $118,001, respectively, of net realized capital losses. As permitted by tax regulations, these Funds intend to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009. These losses will be available to offset future taxable net gains.

The tax characterization of distributions paid is as follows:

	Year Ended September 30,
	2008	2007

Tax-exempt income:

California High-Yield	$1,365,363	$1,367,896

California Quality	1,483,342	1,732,412

Florida	916,758	1,123,416

North Carolina	429,297	528,453

New Jersey	1,153,533	1,361,881

Pennsylvania	480,274	522,355

	Year Ended September 30,
	2008	2007

Long-term capital gains:

California High-Yield	$72,265	—

California Quality	315,424	$87,597

Florida	297,253	38,266

North Carolina	—	157,717

New Jersey	161,292	98,981

Pennsylvania	—	—

Notes to Financial Statements

7.	Share Transactions — Transactions in Shares of Beneficial Interest (for Funds of the Trust and Pennsylvania Fund) or Capital Stock were as follows:

California High-Yield Fund

	Year Ended 9/30/08*		Year Ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	977,102	$6,327,055	71,761	$474,546

Investment of dividends	115,192	749,084	113,342	746,092

Exchanged from associated funds	100,435	655,980	23,373	153,320

Investment of gain distributions	6,725	43,981	—	—

Total	1,199,454	7,776,100	208,476	1,373,958

Cost of shares repurchased	(545,964)	(3,548,942)	(364,823)	(2,399,318)

Exchanged into associated funds	(28,453)	(186,652)	(24,314)	(159,903)

Total	(574,417)	(3,735,594)	(389,137)	(2,559,221)

Increase (decrease)	625,037	$4,040,506	(180,661)	$(1,185,263)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	117,673	$767,711	26,255	$173,481

Investment of dividends	11,836	76,859	8,598	56,675

Exchanged from associated funds	3,086	19,474	—	—

Converted from Class D**	410,679	2,681,736	—	—

Investment of gain distributions	609	3,990	—	—

Total	543,883	3,549,770	34,853	230,156

Cost of shares repurchased	(17,415)	(113,193)	(87,624)	(576,871)

Exchanged into associated funds	(770)	(4,996)	—	—

Total	(18,185)	(118,189)	(87,624)	(576,871)

Increase (decrease)	525,698	$3,431,581	(52,771)	$(346,715)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	9,491	$62,248	14	$95

Investment of dividends	3,741	24,436	5,697	37,567

Investment of gain distributions	524	3,429	—	—

Total	13,756	90,113	5,711	37,662

Cost of shares repurchased	(26,096)	(168,602)	(43,634)	(288,131)

Exchanged into associated funds	(628)	(4,137)	(601)	(3,971)

Converted to Class C**	(410,679)	(2,681,736)	—	—

Total	(437,403)	(2,854,475)	(44,235)	(292,102)

Decrease	(423,647)	$(2,764,362)	(38,524)	$(254,440)

See footnotes on page 34.

Notes to Financial Statements

California Quality Fund
	Year Ended 9/30/08*		Year Ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	468,866	$3,034,516	67,380	$443,678

Investment of dividends	131,681	853,554	146,654	969,178

Exchanged from associated funds	167,450	1,073,193	94,722	623,731

Investment of gain distributions	32,862	213,923	8,598	57,262

Total	800,859	5,175,186	317,354	2,093,849

Cost of shares repurchased	(857,186)	(5,555,360)	(902,259)	(5,955,830)

Exchanged into associated funds	(98,504)	(619,372)	(48,662)	(321,449)

Total	(955,690)	(6,174,732)	(950,921)	(6,277,279)

Decrease	(154,831)	$(999,546)	(633,567)	$(4,183,430)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	67,923	$434,116	496	$3,286

Investment of dividends	6,931	44,654	6,585	43,369

Exchanged from associated funds	1,292	8,297	2,551	16,899

Converted from Class D**	298,742	1,932,862	—	—

Investment of gain distributions	1,758	11,391	513	3,408

Total	376,646	2,431,320	10,145	66,962

Cost of shares repurchased	(145,142)	(937,696)	(51,873)	(342,091)

Exchanged into associated funds	(842)	(5,371)	(6,809)	(44,394)

Total	(145,984)	(943,067)	(58,682)	(386,485)

Increase (decrease)	230,662	$1,488,253	(48,537)	$(319,523)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	104,446	$670,033	6,824	$45,127

Investment of dividends	2,364	15,277	2,284	15,046

Exchanged from associated funds	88,400	573,714	—	—

Investment of gain distributions	497	3,222	153	1,017

Total	195,707	1,262,246	9,261	61,190

Cost of shares repurchased	(21,538)	(139,565)	(32,935)	(216,881)

Exchanged into associated funds	—	—	(7,426)	(48,937)

Converted to Class C**	(298,742)	(1,932,862)	—	—

Total	(320,280)	(2,072,427)	(40,361)	(265,818)

Decrease	(124,573)	$(810,181)	(31,100)	$(204,628)

See footnotes on page 34.

Notes to Financial Statements

Florida Fund
	Year Ended 9/30/08*		Year Ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	33,569	$252,729	42,311	$325,876

Investment of dividends	67,115	505,163	75,354	579,424

Exchanged from associated funds	24,898	187,366	1,831	14,064

Investment of gain distributions	24,187	182,610	2,880	22,322

Total	149,769	1,127,868	122,376	941,686

Cost of shares repurchased	(436,689)	(3,278,621)	(496,238)	(3,819,160)

Exchanged into associated funds	(30,865)	(231,762)	(18,570)	(143,295)

Total	(467,554)	(3,510,383)	(514,808)	(3,962,455)

Decrease	(317,785)	$(2,382,515)	(392,432)	$(3,020,769)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	10,112	$75,721	1,199	$9,267

Investment of dividends	6,845	51,584	8,623	66,489

Exchanged from associated funds	—	—	—	—

Converted from Class D**	129,626	980,460	—	—

Investment of gain distributions	2,868	21,714	421	3,271

Total	149,451	1,129,479	10,243	79,027

Cost of shares repurchased	(16,397)	(123,723)	(146,963)	(1,132,446)

Exchanged into associated funds	(5,127)	(38,969)	—	—

Total	(21,524)	(162,692)	(146,963)	(1,132,446)

Increase (decrease)	127,927	$966,787	(136,720)	$(1,053,419)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	—	$—	19,364	$150,373

Investment of dividends	1,414	10,742	2,492	19,209

Exchanged from associated funds	—	—	—	—

Investment of gain distributions	932	7,059	130	1,012

Total	2,346	17,801	21,986	170,594

Cost of shares repurchased	(2,126)	(15,965)	(39,821)	(306,099)

Exchanged into associated funds	(2,288)	(17,346)	—	—

Converted to Class C**	(129,626)	(980,460)	—	—

Total	(134,040)	(1,013,771)	(39,821)	(306,099)

Decrease	(131,694)	$(995,970)	(17,835)	$(135,505)

See footnotes on page 34.

Notes to Financial Statements

North Carolina Fund
	Year Ended 9/30/08*		Year Ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	81,287	$622,846	2,254	$16,966

Investment of dividends	31,790	245,089	41,155	317,627

Exchanged from associated funds	5,885	45,023	2,569	19,792

Investment of gain distributions	—	—	13,961	109,034

Total	118,962	912,958	59,939	463,419

Cost of shares repurchased	(182,211)	(1,403,709)	(359,985)	(2,750,774)

Exchanged into associated funds	—	—	(53)	(407)

Total	(182,211)	(1,403,709)	(360,038)	(2,751,181)

Decrease	(63,249)	$(490,751)	(300,099)	$(2,287,762)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	16,952	$130,072	787	$6,074

Investment of dividends	1,065	8,198	1,502	11,559

Converted from Class D**	62,390	482,897	—	—

Investment of gain distributions	—	—	949	7,401

Total	80,407	621,167	3,238	25,034

Cost of shares repurchased	(25,301)	(193,313)	(87,120)	(661,830)

Exchanged into associated funds	—	—	—	—

Total	(25,301)	(193,313)	(87,120)	(661,830)

Increase (decrease)	55,106	$427,854	(83,882)	$(636,796)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	—	—	13	$94

Investment of dividends	508	$3,922	842	6,483

Exchanged from associated funds	—	—	6,106	47,445

Investment of gain distributions	—	—	323	2,521

Total	508	3,922	7,284	56,543

Cost of shares repurchased	(1,611)	(12,410)	(3,500)	(27,368)

Exchanged into associated funds	—	—	(6,077)	(47,582)

Converted to Class C**	(62,470)	(482,897)	—	—

Total	(64,081)	(495,307)	(9,577)	(74,950)

Decrease	(63,573)	$(491,385)	(2,293)	$(18,407)

See footnotes on page 34.

Notes to Financial Statements

New Jersey Fund
	Year Ended 9/30/08*		Year Ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	90,465	$652,394	212,721	$1,550,957

Investment of dividends	106,996	770,497	120,227	876,267

Exchanged from associated funds	6,614	47,093	69,922	510,335

Investment of gain distributions	15,966	115,247	9,308	68,323

Total	220,041	1,585,231	412,178	3,005,882

Cost of shares repurchased	(608,282)	(4,355,199)	(502,010)	(3,653,723)

Exchanged into associated funds	(61,745)	(444,836)	(107,099)	(784,791)

Total	(670,027)	(4,800,035)	(609,109)	(4,438,514)

Decrease	(449,986)	$(3,214,804)	(196,931)	$(1,432,632)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	42,348	$305,327	6,316	$46,641

Investment of dividends	7,294	53,248	7,745	57,284

Exchanged from associated funds	13,058	94,407	—	—

Converted from Class D**	98,857	725,007	—	—

Investment of gain distributions	1,164	8,528	918	6,831

Total	162,721	1,186,517	14,979	110,756

Cost of shares repurchased	(70,905)	(514,811)	(75,811)	(562,277)

Exchanged into associated funds	—	—	(49,713)	(369,605)

Total	(70,905)	(514,811)	(125,524)	(931,882)

Increase (decrease)	91,816	$671,706	(110,545)	$(821,126)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	35,413	$261,145	3,958	$29,312

Investment of dividends	1,807	13,272	3,435	25,410

Exchanged from associated funds	2,255	16,710	—	—

Investment of gain distributions	466	3,415	283	2,107

Total	39,941	294,542	7,676	56,829

Cost of shares repurchased	(54,281)	(397,201)	(10,231)	(76,048)

Exchanged into associated funds	—	—	—	(3)

Converted to Class C**	(98,857)	(725,007)	—	—

Total	(153,138)	(1,122,208)	(10,231)	(76,051)

Decrease	(113,197)	$(827,666)	(2,555)	$(19,222)

See footnotes on page 34.

Notes to Financial Statements

Pennsylvania Fund
	Year Ended 9/30/08*		Year Ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	48,922	$375,772	25,246	$196,716

Investment of dividends	40,324	311,358	44,478	344,905

Exchanged from associated funds	14,221	109,499	—	—

Total	103,467	796,629	69,724	541,621

Cost of shares repurchased	(283,064)	(2,182,918)	(332,316)	(2,583,615)

Exchanged into associated funds	(4,526)	(34,934)	(25,515)	(199,728)

Total	(287,590)	(2,217,852)	(357,831)	(2,783,343)

Decrease	(184,123)	$(1,421,223)	(288,107)	$(2,241,722)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	32,683	$250,022	935	$7,263

Investment of dividends	1,026	7,899	1,021	7,890

Exchanged from associated funds	3,847	29,569	—	—

Converted from Class D**	55,161	425,890	—	—

Total	92,717	713,380	1,956	15,153

Cost of shares repurchased	(8,785)	(66,742)	(30,035)	(234,376)

Increase (decrease)	83,932	$646,638	(28,079)	$(219,223)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	—	—	12	$95

Investment of dividends	66	$509	181	1,397

Total	66	509	193	1,492

Cost of shares repurchased	(690)	(5,405)	(3,294)	(25,234)

Converted to Class C**	(55,161)	(425,890)	—	—

Total	(55,851)	(431,295)	(3,294)	(25,234)

Decrease	(55,785)	$(430,786)	(3,101)	$(23,742)

*	October 1, 2007 to May 16, 2008, in the case of Class D shares.
**	Effective May 16, 2008, Class D shares converted to Class C shares.

8.	Other Matters — In late 2003, J. & W. Seligman & Co. Incorporated (“JWS”) conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource Investments,

Notes to Financial Statements

LLC (“RiverSource”) and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

9.	Recent Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Funds are currently evaluating the impact of the adoption of SFAS No. 157 but believe the impact will be limited to expanded disclosures in the Funds’ financial statements.

10.	Subsequent Events — On November 7, 2008, RiverSource, a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of JWS. With the Acquisition completed and shareholders of each Fund having previously approved (at Special Meetings held earlier in November 2008) a new investment management services agreement between the Trust (with respect to each Fund of the Trust), New Jersey Fund and Pennsylvania Fund, as applicable, and RiverSource, RiverSource is the new investment manager of the Funds effective November 7, 2008. RiverSource will continue any voluntary fee waiver arrangements currently in effect for the Funds.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Fund for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges, fees or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

California High-Yield Fund

CLASS A
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$6.55			$6.60	$6.62		$6.65		$6.59

Income from Investment Operations:

Net investment income	0.27			0.28	0.28		0.26		0.28

Net realized and unrealized gain (loss) on investments	(0.36)			(0.06)	(0.02)		0.04		0.06

Total from Investment Operations	(0.09)			0.22	0.26		0.30		0.34

Less Distributions:

Dividends from net investment income	(0.27)			(0.27)	(0.28)		(0.26)		(0.27)

Distributions from net realized capital gain	(0.01)			—		—	(0.07)		(0.01)

Total Distributions	(0.28)			(0.27)	(0.28)		(0.33)		(0.28)

Net Asset Value, End of Year	$6.18			$6.55	$6.60		$6.62		$6.65

Total Return	(1	.51)%		3.35%	3.99%		4.63%		5.30%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$30,	873	$28,	641	$30,	079	$31,	432	$34,	315

Ratio of expenses to average net assets	0.92%			0.85%	0.90%		0.92%		0.90%

Ratio of net investment income to average net assets	4.14%			4.25%	4.26%		3.97%		4.20%

Portfolio turnover rate	3.79%			8.03%	—		1.47%		—

Without management fee waiver:*

Ratio of expenses to average net assets	1.02%			0.95%	1.00%		1.02%		1.00%

Ratio of net investment income to average net assets	4.04%			4.15%	4.16%		3.87%		4.10%

See footnotes on page 45.

Financial Highlights

California High-Yield Fund (continued)

CLASS C
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$6.56			$6.61	$6.63		$6.66		$6.60

Income from Investment Operations:

Net investment income	0.21			0.22	0.22		0.20		0.22

Net realized and unrealized gain (loss) on investments	(0.37)			(0.06)	(0.02)		0.04		0.06

Total from Investment Operations	(0.16)			0.16	0.20		0.24		0.28

Less Distributions:

Dividends from net investment income	(0.21)			(0.21)	(0.22)		(0.20)		(0.21)

Distributions from net realized capital gain	(0.01)			—		—	(0.07)		(0.01)

Total Distributions	(0.22)			(0.21)	(0.22)		(0.27)		(0.22)

Net Asset Value, End of Year	$6.18			$6.56	$6.61		$6.63		$6.66

Total Return	(2	.54)%		2.42%	3.06%		3.69%		4.35%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$5,	402	$2,	281	$2,	649	$2,	475	$2,	964

Ratio of expenses to average net assets	1.82%			1.75%	1.80%		1.82%		1.80%

Ratio of net investment income to average net assets	3.24%			3.35%	3.35%		3.07%		3.30%

Portfolio turnover rate	3.79%			8.03%	—		1.47%		—

Without management fee waiver:*

Ratio of expenses to average net assets	1.92%			1.85%	1.90%		1.92%		1.90%

Ratio of net investment income to average net assets	3.14%			3.25%	3.25%		2.97%		3.20%

CLASS D
			Year Ended September 30,
Per Share Data:	10/1/07 to 5/16/08**		2007		2006		2005		2004

Net Asset Value, Beginning of Period	$6.56			$6.61	$6.63		$6.66		$6.60

Income from Investment Operations:

Net investment income	0.13			0.22	0.22		0.20		0.22

Net realized and unrealized gain (loss) on investments	(0.02)			(0.06)	(0.02)		0.04		0.06

Total from Investment Operations	0.11			0.16	0.20		0.24		0.28

Less Distributions:

Dividends from net investment income	(0.13)			(0.21)	(0.22)		(0.20)		(0.21)

Distributions from net realized capital gain	(0.01)			—		—	(0.07)		(0.01)

Total Distributions	(0.14)			(0.21)	(0.22)		(0.27)		(0.22)

Net Asset Value, End of Period	$6.53			$6.56	$6.61		$6.63		$6.66

Total Return	1.80%			2.42%	3.06%		3.69%		4.35%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)		—	$2,	778	$3,	056	$2,	988	$2,	519

Ratio of expenses to average net assets	1	.88%†		1.75%	1.80%		1.82%		1.80%

Ratio of net investment income to average net assets	3	.19%†		3.35%	3.35%		3.07%		3.30%

Portfolio turnover rate	3	.79%††		8.03%	—		1.47%		—

Without management fee waiver:*

Ratio of expenses to average net assets	1	.98%†		1.85%	1.90%		1.92%		1.90%

Ratio of net investment income to average net assets	3	.08%†		3.25%	3.25%		2.97%		3.20%

See footnotes on page 45.

Financial Highlights

California Quality Fund

CLASS A
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$6.57		$6.69		$6.79		$6.89			$6.88

Income from Investment Operations:

Net investment income	0.26		0.28		0.28		0.28			0.28

Net realized and unrealized loss on investments	(0.40)		(0.12)		(0.07)		(0.02)			—

Total from Investment Operations	(0.14)		0.16		0.21		0.26			0.28

Less Distributions:

Dividends from net investment income	(0.25)		(0.27)		(0.28)		(0.27)			(0.27)

Distributions from net realized capital gain	(0.05)		(0.01)		(0.03)		(0.09)			—

Total Distributions	(0.30)		(0.28)		(0.31)		(0.36)			(0.27)

Net Asset Value, End of Year	$6.13		$6.57		$6.69		$6.79			$6.89

Total Return	(2	.26)%	2.51%		3.14%		3.90%			4.23%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$34,	123	$37,	598	$42,	495	$47,	186	$51,	395

Ratio of expenses to average net assets	0.99%		0.92%		0.94%		0.94%			0.93%

Ratio of net investment income to average net assets	3.97%		4.17%		4.19%		4.04%			4.06%

Portfolio turnover rate	13.20%		4.66%		—		—			0.86%

CLASS C
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$6.54		$6.66		$6.76		$6.87			$6.85

Income from Investment Operations:

Net investment income	0.20		0.22		0.22		0.21			0.22

Net realized and unrealized gain (loss) on investments	(0.40)		(0.12)		(0.07)		(0.02)			0.01

Total from Investment Operations	(0.20)		0.10		0.15		0.19			0.23

Less Distributions:

Dividends from net investment income	(0.19)		(0.21)		(0.22)		(0.21)			(0.21)

Distributions from net realized capital gain	(0.05)		(0.01)		(0.03)		(0.09)			—

Total Distributions	(0.24)		(0.22)		(0.25)		(0.30)			(0.21)

Net Asset Value, End of Year	$6.10		$6.54		$6.66		$6.76			$6.87

Total Return	(3	.15)%	1.60%		2.23%		2.84%			3.46%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,	872	$1,	570	$1,	921	$3,	259	$4,	783

Ratio of expenses to average net assets	1.89%		1.82%		1.84%		1.84%			1.83%

Ratio of net investment income to average net assets	3.07%		3.27%		3.29%		3.13%			3.16%

Portfolio turnover rate	13.20%		4.66%		—		—			0.86%

See footnotes on page 45.

Financial Highlights

California Quality Fund (continued)

CLASS D
			Year Ended September 30,
Per Share Data:	10/1/07 to 5/16/08**		2007	2006		2005		2004

Net Asset Value, Beginning of Period	$6.54		$6.66		$6.76		$6.87		$6.85

Income from Investment Operations:

Net investment income	0.12		0.22		0.22		0.21		0.22

Net realized and unrealized gain (loss) on investments	(0.02)		(0.12)		(0.07)		(0.02)		0.01

Total from Investment Operations	0.10		0.10		0.15		0.19		0.23

Less Distributions:

Dividends from net investment income	(0.12)		(0.21)		(0.22)		(0.21)		(0.21)

Distributions from net realized capital gain	(0.05)		(0.01)		(0.03)		(0.09)		—

Total Distributions	(0.17)		(0.22)		(0.25)		(0.30)		(0.21)

Net Asset Value, End of Period	$6.47		$6.54		$6.66		$6.76		$6.87

Total Return	1.62%		1.60%		2.23%		2.84%		3.46%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)		—	$815	$1,	037	$1,	022	$1,	306

Ratio of expenses to average net assets	1	.93%†	1.82%		1.84%		1.84%		1.83%

Ratio of net investment income to average net assets	2	.87%†	3.27%		3.29%		3.13%		3.16%

Portfolio turnover rate	13	.20%††	4.66%		—		—		0.86%

Florida Fund

CLASS A
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$7.66		$7.77		$7.92			$8.00		$8.08

Income from Investment Operations:

Net investment income	0.30		0.33		0.33			0.33		0.32

Net realized and unrealized gain (loss) on investments	(0.46)		(0.11)		(0.11)			(0.08)		(0.06)

Total from Investment Operations	(0.16)		0.22		0.22			0.25		0.26

Less Distributions:

Dividends from net investment income	(0.30)		(0.32)		(0.32)			(0.32)		(0.32)

Distributions from net realized capital gain	(0.09)		(0.01)		(0.05)			(0.01)		(0.02)

Total Distributions	(0.39)		(0.33)		(0.37)			(0.33)		(0.34)

Net Asset Value, End of Year	$7.11		$7.66		$7.77			$7.92		$8.00

Total Return	(2	.31)%	2.88%		2.86%			3.17%		3.26%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$18,	510	$22,	372	$25,	750	$29,	298	$32,	470

Ratio of expenses to average net assets	1.05%		0.99%		1.00%			0.98%		0.99%

Ratio of net investment income to average net assets	4.01%		4.23%		4.20%			4.11%		4.05%

Portfolio turnover rate	9.43%		18.37%		5.12%			—		—

Without management fee waiver:*

Ratio of expenses to average net assets	1.20%		1.14%		1.15%			1.13%		1.14%

Ratio of net investment income to average net assets	3.86%		4.08%		4.05%			3.96%		3.90%

See footnotes on page 45.

Financial Highlights

Florida Fund (continued)

CLASS C
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$7.67		$7.79		$7.93			$8.02		$8.09

Income from Investment Operations:

Net investment income	0.25		0.27		0.27			0.27		0.26

Net realized and unrealized gain (loss) on investments	(0.47)		(0.12)		(0.09)			(0.09)		(0.05)

Total from Investment Operations	(0.22)		0.15		0.18			0.18		0.21

Less Distributions:

Dividends from net investment income	(0.23)		(0.26)		(0.27)			(0.26)		(0.26)

Distributions from net realized capital gain	(0.09)		(0.01)		(0.05)			(0.01)		(0.02)

Total Distributions	(0.32)		(0.27)		(0.32)			(0.27)		(0.28)

Net Asset Value, End of Year	$7.13		$7.67		$7.79			$7.93		$8.02

Total Return	(2	.97)%	1.98%		2.22%			2.27%		2.61%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,	841	$2,	076	$3,	171	$3,	907	$4,	683

Ratio of expenses to average net assets	1.80%		1.74%		1.75%			1.73%		1.74%

Ratio of net investment income to average net assets	3.26%		3.48%		3.45%			3.36%		3.30%

Portfolio turnover rate	9.43%		18.37%		5.12%			—		—

Without management fee waiver:*

Ratio of expenses to average net assets	1.95%		1.89%		1.90%			1.88%		1.89%

Ratio of net investment income to average net assets	3.11%		3.33%		3.30%			3.21%		3.15%

CLASS D
			Year Ended September 30,
Per Share Data:	10/1/07 to 5/16/08**		2007		2006		2005		2004

Net Asset Value, Beginning of Period	$7.67		$7.79		$7.93			$8.02		$8.10

Income from Investment Operations:

Net investment income	0.15		0.27		0.27			0.27		0.26

Net realized and unrealized gain (loss) on investments	(0.03)		(0.12)		(0.09)			(0.09)		(0.06)

Total from Investment Operations	0.12		0.15		0.18			0.18		0.20

Less Distributions:

Dividends from net investment income	(0.14)		(0.26)		(0.27)			(0.26)		(0.26)

Distributions from net realized capital gain	(0.09)		(0.01)		(0.05)			(0.01)		(0.02)

Total Distributions	(0.23)		(0.27)		(0.32)			(0.27)		(0.28)

Net Asset Value, End of Period	$7.56		$7.67		$7.79			$7.93		$8.02

Total Return	1.63%		1.98%		2.22%			2.27%		2.48%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)		—	$1,	011	$1,	164	$1,	176	$1,	351

Ratio of expenses to average net assets	1	.81%†	1.74%		1.75%			1.73%		1.74%

Ratio of net investment income to average net assets	3	.11%†	3.48%		3.45%			3.36%		3.30%

Portfolio turnover rate	9	.43%††	18.37%		5.12%			—		—

Without management fee waiver:*

Ratio of expenses to average net assets	1	.96%†	1.89%		1.90%			1.88%		1.89%

Ratio of net investment income to average net assets	2	.96%†	3.33%		3.30%			3.21%		3.15%

See footnotes on page 45.

Financial Highlights

Florida Fund (continued)

North Carolina Fund

CLASS A
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$7.68		$7.86		$7.94			$8.05	$8.14

Income from Investment Operations:

Net investment income	0.26		0.27		0.27			0.29	0.29

Net realized and unrealized loss on investments	(0.27)		(0.12)		(0.02)			(0.10)	(0.07)

Total from Investment Operations	(0.01)		0.15		0.25			0.19	0.22

Less Distributions:

Dividends from net investment income	(0.25)		(0.26)		(0.27)			(0.28)	(0.28)

Distributions from net realized capital gain		—	(0.07)		(0.06)			(0.02)	(0.03)

Total Distributions	(0.25)		(0.33)		(0.33)			(0.30)	(0.31)

Net Asset Value, End of Year	$7.42		$7.68		$7.86			$7.94	$8.05

Total Return	(0	.19)%	1.95%		3.14%			2.45%	2.82%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$11,	901	$12,	799	$15,	471	$16,	781	$19,	856

Ratio of expenses to average net assets	1.38%		1.29%		1.28%			1.24%	1.19%

Ratio of net investment income to average net assets	3.39%		3.46%		3.51%			3.60%	3.55%

Portfolio turnover rate	2.86%		5.17%		29.32%			—	7.93%

CLASS C
	Year Ended September 30,
Per Share Data:	2008		2007	2006		2005		2004

Net Asset Value, Beginning of Year		$7.67	$7.86	$7.94			$8.04	$8.13

Income from Investment Operations:

Net investment income		0.20	0.21	0.22			0.23	0.22

Net realized and unrealized loss on investments		(0.26)	(0.13)	(0.03)			(0.09)	(0.06)

Total from Investment Operations		(0.06)	0.08	0.19			0.14	0.16

Less Distributions:

Dividends from net investment income		(0.19)	(0.20)	(0.21)			(0.22)	(0.22)

Distributions from net realized capital gain		—	(0.07)	(0.06)			(0.02)	(0.03)

Total Distributions		(0.19)	(0.27)	(0.27)			(0.24)	(0.25)

Net Asset Value, End of Year		$7.42	$7.67	$7.86			$7.94	$8.04

Total Return	(0	.87)%	1.06%	2.37%			1.82%	2.06%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)		$865	$471	$1,	142	$1,	414	$3,	012

Ratio of expenses to average net assets		2.13%	2.04%	2.03%			1.99%	1.94%

Ratio of net investment income to average net assets		2.64%	2.71%	2.76%			2.85%	2.80%

Portfolio turnover rate		2.86%	5.17%	29.32%			—	7.93%

See footnotes on page 45.

Financial Highlights

North Carolina Fund (continued)

CLASS D
			Year Ended September 30,
Per Share Data:	10/1/07 to 5/16/08**		2007	2006	2005	2004

Net Asset Value, Beginning of Period	$7.66		$7.85	$7.93	$8.04	$8.13

Income from Investment Operations:

Net investment income	0.12		0.21	0.22	0.23	0.23

Net realized and unrealized loss on investments	0.07		(0.13)	(0.03)	(0.10)	(0.06)

Total from Investment Operations	0.19		0.08	0.19	0.13	0.16

Less Distributions:

Dividends from net investment income	(0.12)		(0.20)	(0.21)	(0.22)	(0.22)

Distributions from net realized capital gain	—		(0.07)	(0.06)	(0.02)	(0.03)

Total Distributions	(0.12)		(0.27)	(0.27)	(0.24)	(0.25)

Net Asset Value, End of Period	$7.73		$7.66	$7.85	$7.93	$8.04

Total Return	2.44%		1.06%	2.37%	1.69%	2.06%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)		—	$487	$517	$532	$706

Ratio of expenses to average net assets	2	.13%†	2.04%	2.03%	1.99%	1.94%

Ratio of net investment income to average net assets	2	.50%†	2.71%	2.76%	2.85%	2.80%

Portfolio turnover rate	2	.86%††	5.17%	29.32%	—	7.93%

New Jersey Fund

CLASS A
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$7.28		$7.37		$7.49		$7.54			$7.60

Income from Investment Operations:

Net investment income	0.27		0.29		0.30		0.30			0.29

Net realized and unrealized loss on investments	(0.42)		(0.07)		(0.08)		(0.04)			(0.05)

Total from Investment Operations	(0.15)		0.22		0.22		0.26			0.24

Less Distributions:

Dividends from net investment income	(0.26)		(0.29)		(0.30)		(0.30)			(0.29)

Distributions from net realized capital gain	(0.04)		(0.02)		(0.04)		(0.01)			(0.01)

Total Distributions	(0.30)		(0.31)		(0.34)		(0.31)			(0.30)

Net Asset Value, End of Year	$6.83		$7.28		$7.37		$7.49			$7.54

Total Return	(2	.23)%	3.04%		2.99%		3.40%			3.28%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$25,	680	$30,	619	$32,	449	$35,	209	$43,	324

Ratio of expenses to average net assets	1.25%		1.17%		1.15%		1.20%			1.13%

Ratio of net investment income to average net assets	3.75%		4.00%		4.03%		3.95%			3.91%

Portfolio turnover rate	8.46%		21.67%		4.39%		2.53%			—

See footnotes on page 45.

Financial Highlights

New Jersey Fund (continued)

CLASS C
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$7.38		$7.47		$7.59		$7.64			$7.69

Income from Investment Operations:

Net investment income	0.22		0.24		0.24		0.24			0.24

Net realized and unrealized loss on investments	(0.42)		(0.08)		(0.08)		(0.04)			(0.04)

Total from Investment Operations	(0.20)		0.16		0.16		0.20			0.20

Less Distributions:

Dividends from net investment income	(0.20)		(0.23)		(0.24)		(0.24)			(0.24)

Distributions from net realized capital gain	(0.04)		(0.02)		(0.04)		(0.01)			(0.01)

Total Distributions	(0.24)		(0.25)		(0.28)		(0.25)			(0.25)

Net Asset Value, End of Year	$6.94		$7.38		$7.47		$7.59			$7.64

Total Return	(2	.87)%	2.22%		2.17%		2.57%			2.58%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,	927	$2,	435	$3,	289	$3,	453	$3,	659

Ratio of expenses to average net assets	2.00%		1.92%		1.91%		1.96%			1.90%

Ratio of net investment income to average net assets	3.00%		3.25%		3.28%		3.19%			3.14%

Portfolio turnover rate	8.46%		21.67%		4.39%		2.53%			—

CLASS D
			Year Ended September 30,
Per Share Data:	10/1/07 to 5/16/08**		2007	2006	2005	2004

Net Asset Value, Beginning of Period	$7.38		$7.47	$7.59	$7.64		$7.69

Income from Investment Operations:

Net investment income	0.13		0.24	0.24	0.24		0.24

Net realized and unrealized loss on investments	(0.01)		(0.08)	(0.08)	(0.04)		(0.04)

Total from Investment Operations	0.12		0.16	0.16	0.20		0.20

Less Distributions:

Dividends from net investment income	(0.13)		(0.23)	(0.24)	(0.24)		(0.24)

Distributions from net realized capital gain	(0.04)		(0.02)	(0.04)	(0.01)		(0.01)

Total Distributions	(0.17)		(0.25)	(0.28)	(0.25)		(0.25)

Net Asset Value, End of Period	$7.33		$7.38	$7.47	$7.59		$7.64

Total Return	1.56%		2.22%	2.17%	2.57%		2.58%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)		—	$836	$864	$920	$1,	002

Ratio of expenses to average net assets	1	.98%†	1.92%	1.91%	1.96%		1.90%

Ratio of net investment income to average net assets	2	.88%†	3.25%	3.28%	3.19%		3.14%

Portfolio turnover rate	8	.46%††	21.67%	4.39%	2.53%		—

See footnotes on page 45.

Financial Highlights

Pennsylvania Fund

CLASS A
	Year Ended September 30,
Per Share Data:	2008		2007		2006		2005		2004

Net Asset Value, Beginning of Year	$7.72			$7.84	$7.93		$8.03		$8.09

Income from Investment Operations:

Net investment income	0.26			0.27	0.27		0.28		0.27

Net realized and unrealized loss on investments	(0.32)			(0.14)	(0.04)		(0.10)		(0.05)

Total from Investment Operations	(0.06)			0.13	0.23		0.18		0.22

Less Distributions:

Dividends from net investment income	(0.26)			(0.25)	(0.26)		(0.27)		(0.27)

Distributions from net realized capital gain		—		—	(0.06)		(0.01)		(0.01)

Total Distributions	(0.26)			(0.25)	(0.32)		(0.28)		(0.28)

Net Asset Value, End of Year	$7.40			$7.72	$7.84		$7.93		$8.03

Total Return	(0	.91)%		1.69%	3.02%		2.34%		2.72%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$12,	467	$14,	428	$16	,906	$18,	548	$19,	721

Ratio of expenses to average net assets	1.49%			1.35%	1.43%		1.48%		1.36%

Ratio of net investment income to average net assets	3.42%			3.50%	3.45%		3.54%		3.32%

Portfolio turnover rate	11.29%			—	2.98%		18.95%		5.34%

CLASS C
	Year Ended September 30,
Per Share Data:	2008		2007	2006	2005	2004

Net Asset Value, Beginning of Year	$7.70		$7.82	$7.91	$8.01	$8.07

Income from Investment Operations:

Net investment income	0.21		0.21	0.21	0.22	0.21

Net realized and unrealized loss on investments	(0.33)		(0.14)	(0.04)	(0.10)	(0.05)

Total from Investment Operations	(0.12)		0.07	0.17	0.12	0.16

Less Distributions:

Dividends from net investment income	(0.19)		(0.19)	(0.20)	(0.21)	(0.21)

Distributions from net realized capital gain		—	—	(0.06)	(0.01)	(0.01)

Total Distributions	(0.19)		(0.19)	(0.26)	(0.22)	(0.22)

Net Asset Value, End of Year	$7.39		$7.70	$7.82	$7.91	$8.01

Total Return	(1	.59)%	0.94%	2.26%	1.58%	1.96%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,	154	$557	$785	$913	$1,	100

Ratio of expenses to average net assets	2.24%		2.11%	2.18%	2.23%	2.11%

Ratio of net investment income to average net assets	2.67%		2.74%	2.70%	2.79%	2.57%

Portfolio turnover rate	11.29%		—	2.98%	18.95%	5.34%

See footnotes on page 45.

Financial Highlights

Pennsylvania Fund (continued)

CLASS D
			Year Ended September 30,
Per Share Data:	10/1/07 to 5/16/08**		2007	2006	2005	2004

Net Asset Value, Beginning of Period	$7.70		$7.82	$7.91	$8.01	$8.07

Income from Investment Operations:

Net investment income	0.13		0.21	0.21	0.22	0.21

Net realized and unrealized loss on investments	0.01		(0.14)	(0.04)	(0.10)	(0.05)

Total from Investment Operations	0.14		0.07	0.17	0.12	0.16

Less Distributions:

Dividends from net investment income	(0.12)		(0.19)	(0.20)	(0.21)	(0.21)

Distributions from net realized capital gain		—	—	(0.06)	(0.01)	(0.01)

Total Distributions	(0.12)		(0.19)	(0.26)	(0.22)	(0.22)

Net Asset Value, End of Period	$7.72		$7.70	$7.82	$7.91	$8.01

Total Return	1.85%		0.94%	2.26%	1.58%	1.96%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)		—	$430	$460	$490	$556

Ratio of expenses to average net assets	2	.25%†	2.11%	2.18%	2.23%	2.11%

Ratio of net investment income to average net assets	2	.58%†	2.74%	2.70%	2.79%	2.57%

Portfolio turnover rate	11	.29%††	—	2.98%	18.95%	5.34%

†	Annualized.
††	Computed at the Fund level for the year ended September 30, 2008.
*	During the periods stated, the Manager, at its discretion, waived portions of its management fees for California High-Yield Fund and Florida Fund (Note 3).
**	Date of conversion to Class C shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Boards of Directors/Trustees and Shareholders,
Seligman Municipal Series Trust,
Seligman New Jersey Municipal Fund, Inc. and
Seligman Pennsylvania Municipal Fund Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Series Trust (comprising the California High-Yield, California Quality, Florida and North Carolina Funds), Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series (collectively referred to as the “Funds”) as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 26, 2008

Proxy Results

Shareholders of Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series voted on two proposals at Special Meetings of Shareholders held on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1
To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

Seligman Municipal Series Trust:

California High-Yield Fund
For	Against	Abstain

2,530,285.689	192,468.110	141,283.953

California Quality Fund
For	Against	Abstain

2,744,768.210	160,994.776	185,441.425

Florida Fund
For	Against	Abstain

1,636,690.350	36,075.000	53,483.184

North Carolina Fund
For	Against	Abstain

1,020,609.304	46,124.233	37,652.613

Seligman New Jersey Municipal Fund, Inc.

For	Against	Abstain

2,026,820.313	62,657.608	29,986.320

Seligman Pennsylvania Municipal Fund Series

For	Against	Abstain

1,050,505.700	36,256.326	19,022.124

Proposal 2
To elect 10 directors/trustees to the Boards:

Seligman Municipal Series Trust

	For	Withheld

Kathleen Blatz	10,298,999.893	559,520.954

Arne H. Carlson	10,272,412.616	586,108.231

Pamela G. Carlton	10,289,424.664	569,096.183

Patricia M. Flynn	10,296,254.371	562,266.476

Anne P. Jones	10,294,921.038	563,599.809

Jeffrey Laikind	10,288,091.331	570,429.516

Stephen R. Lewis, Jr.	10,286,673.914	571,846.933

Catherine James Paglia	10,288,007.247	570,513.600

Alison Taunton-Rigby	10,231,269.146	627,251.701

William F. Truscott	10,288,822.780	569,698.067

Seligman New Jersey Municipal Fund, Inc.

	For	Withheld

Kathleen Blatz	2,602,730.095	52,759.146

Arne H. Carlson	2,602,730.095	52,759.146

Pamela G. Carlton	2,597,484.095	58,005.146

Patricia M. Flynn	2,602,730.095	52,759.146

Anne P. Jones	2,602,730.095	52,759.146

Jeffrey Laikind	2,597,484.095	58,005.146

Stephen R. Lewis, Jr.	2,597,484.095	58,005.146

Catherine James Paglia	2,602,730.095	52,759.146

Alison Taunton-Rigby	2,602,730.095	52,759.146

William F. Truscott	2,597,484.095	58,005.146

Seligman Pennsylvania Municipal Fund Series

	For	Withheld

Kathleen Blatz	1,341,138.192	32,791.958

Arne H. Carlson	1,335,331.376	38,598.774

Pamela G. Carlton	1,341,138.192	32,791.958

Patricia M. Flynn	1,341,138.192	32,791.958

Anne P. Jones	1,341,138.192	32,791.958

Jeffrey Laikind	1,335,331.376	38,598.774

Stephen R. Lewis, Jr.	1,335,331.376	38,598.774

Catherine James Paglia	1,341,138.192	32,791.958

Alison Taunton-Rigby	1,341,138.192	32,791.958

William F. Truscott	1,335,331.376	38,598.774

Matters Relating to the Directors’/Trustees’ Consideration
of the Approval of the Investment Management
Services Agreements

In the discussion below, the term “Fund” refers to Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series and the term “Series” refers to Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and the California High-Yield Fund, the California Quality Fund, the Florida Fund, and the North Carolina Fund of Seligman Municipal Series Trust. References to the “directors” includes the directors of Seligman New Jersey Municipal Fund, Inc., the trustees of Seligman Pennsylvania Municipal Fund Series, and the trustees of Seligman Municipal Series Trust.

Background
On July 7, 2008 RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the stockholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction results in the automatic termination of the applicable management agreement with Seligman relating to each Series (each, a “Seligman Management Agreement”). In anticipation of the termination of the applicable Seligman Management Agreement, at a meeting held on July 29, 2008, the directors unanimously approved an investment management agreement with RiverSource between each Fund (and each Series) (each, a “Proposed Advisory Agreement”). At the special meetings of shareholders of the Funds held on November 3, 2008, the shareholders of each Fund (and each Series) approved the Proposed Advisory Agreement in respect of such Fund (and such Series). The Transaction closed on November 7, 2008 and upon the closing, RiverSource became the investment adviser to each Fund (and each Series).

Board Considerations
Prior to their approval of the Proposed Advisory Agreements, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and other matters by, Seligman, RiverSource and Ameriprise.

In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed each Proposed Advisory Agreement with RiverSource. The independent directors also discussed the proposed approvals with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Funds with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise each Fund (and each Series), and the overall arrangements between each Fund (and each Series) and RiverSource as provided in the Proposed Advisory Agreements, including the proposed advisory fees and the related administration arrangements between each Fund (and each Series) and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Funds’ Chief Compliance Officer;

(iv)	that the portfolio management team for each Series would not change as a result of the Transaction;

(v)	that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Funds (and Series) or their shareholders;

(vi)	that within the past year the directors had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for the Funds (and Series) and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates for the Funds (and Series) were satisfactory;

(vii)	the potential benefits to each Fund (and Series) of the combination of RiverSource and Seligman, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to each Fund (and Series); and the potential for realization of economies of scale over time since each Fund (and Series) will be part of a much larger fund complex;

(viii)	the fact that each Series’ total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreements, but would remain the same;

Matters Relating to the Directors’/Trustees’ Consideration
of the Approval of the Investment Management
Services Agreements

(ix)	that RiverSource, and not the Funds or Series, would bear the costs of obtaining all approvals of the Proposed Advisory Agreements;

(x)	the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Funds (and Series);

(xi)	the terms and conditions of the Proposed Advisory Agreements, including the directors’ review of differences from the Seligman Management Agreements;

(xii)	that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Funds (and Series); and

(xiii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families.

Nature, Extent and Quality of Services Provided
In considering the nature, extent and quality of the services to be provided under the Proposed Advisory Agreements, the directors considered, among other things, the expected impact of the Transaction on the operations of the Funds (and Series), the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it and its compliance programs and compliance records, and presentations provided on the quality of RiverSource’s investment research capabilities and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Funds and Series.

The directors noted the professional experience and qualifications of the current portfolio management team of each Series and other senior personnel of RiverSource. The directors considered a report by, the Funds’ Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Funds’ Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the RiverSource funds. The directors also considered RiverSource’s presentation on the selection of brokers and dealers for portfolio transactions and noted that they receive regular reports concerning such selection and that RiverSource would provide similar reports in the future. As administrative services (currently provided under each Seligman Management Agreement) would be provided to the Funds (and Series) by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreements, the directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s role in coordinating the activities of the Funds’ (and Series’) other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Funds (and Series) to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Funds and Series under the Proposed Advisory Agreements and the new administrative services agreements.

Costs of Services Provided and Profitability
In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreements, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with each Series and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource’s financial condition based on information provided by them.

The directors noted that the proposed fees under the Proposed Advisory Agreements were the same as provided under the Seligman Management Agreements. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource’s expenses. The directors concluded that they were satisfied that RiverSource’s estimated future profitability from its relationship with each Series was not excessive.

Fall-Out Benefits
The directors considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which will become an affiliate of RiverSource following the Transaction) will receive 12b-1 fees from each Series in respect of shares held in certain accounts, and that such Series’ distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from the Series and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Series. The directors recognized that RiverSource’s profitability would be somewhat lower without these benefits. The directors noted that RiverSource may derive reputational and other benefits from its association with the Series.

Matters Relating to the Directors’/Trustees’ Consideration
of the Approval of the Investment Management
Services Agreements

Investment Results
The directors receive and review detailed performance information on each Series at each regular Board meeting during the year in addition to the information received for the meeting. The directors noted that each Series’ current portfolio management team would continue to advise that Series after the Transaction.

The directors reviewed performance information on each Series covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized rolling periods ranging from one to ten years ending June 30, 2008. For most of these periods the directors reviewed information comparing each Series to other funds with similar investment objectives as determined by Lipper, with one or more selected securities indices, to a group of competitor funds selected by Seligman and, where applicable, similar RiverSource funds. The directors also reviewed information about portfolio turnover rates of each Series compared to other investment companies with similar investment objectives, including, where applicable, RiverSource funds.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Series.

Seligman explained that its decision to defensively position the Series’ portfolios in anticipation of rising interest rates contributed to the recent improvement in performance, although it noted that such position had hurt the Series’ performance in the past.

The following factors specific to individual Series also were noted and considered by the directors in deciding to approve the Proposed Advisory Agreements:

California High-Yield Fund.  The directors reviewed information showing the performance of the Series compared to the Lipper California Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper California Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. They noted that the Series’ performance ranked above the Lipper median for each period presented. The directors also noted that the Series’ results had varyingly exceeded or underperformed its benchmarks for the periods presented, but had shown recent improvement and were above each of the Series’ benchmarks for 2007 and the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the California High-Yield Fund’s investment results were satisfactory.

California Quality Fund.  The directors reviewed information showing the performance of the Series compared to the Lipper California Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper California Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series’ performance ranked above the Lipper median for each period presented. The directors also noted that the Series’ results had varyingly exceeded or underperformed its benchmarks for the periods shown. The directors further noted that the Series’ results had shown recent improvement and were above its competitor average and Lipper benchmark for 2007 and each of the benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the California Quality Fund’s investment results were satisfactory.

Florida Fund.  The directors reviewed information showing the performance of the Series compared to the Lipper Florida Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Florida Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series’ results were above the Lipper median in the one-year, three-year and ten-year periods presented. The directors also noted that the Series’ results had from time to time exceeded certain benchmarks, and had shown recent improvement and were above the Lipper and competitor benchmarks for 2007 and the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the Florida Fund’s investment results were satisfactory.

New Jersey Fund.  The directors reviewed information showing the performance of the Series compared to the Lipper New Jersey Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper New Jersey Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series’ results had shown recent improvement and were above each of its Lipper and competitor benchmarks for 2007, and were above each of its benchmarks for the first six months of 2008. The directors noted that the Series’ performance ranked above the Lipper median for the one-year and three-year periods presented. The directors also noted that while the Series’ results had from time to time exceeded certain benchmarks, the Series’ results were generally below its benchmarks by varying degrees for the periods shown. Taking into account these comparisons and the other factors considered, the directors concluded that the New Jersey Fund’s investment results were satisfactory.

North Carolina Fund.  The directors reviewed information showing the performance of the Series compared to the Lipper North Carolina Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the

Matters Relating to the Directors’/Trustees’ Consideration
of the Approval of the Investment Management
Services Agreements

Lipper North Carolina Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series’ results were above the Lipper median for each of the periods presented. The directors noted that the Series’ results had shown recent improvement and were above its Lipper and competitor benchmarks for 2007, and were above each of its benchmarks for the first six months of 2008, although the results were varyingly above or below its other benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the directors concluded that the North Carolina Fund’s investment results were satisfactory.

Pennsylvania Fund.  The directors reviewed information showing the performance of the Series’ compared to the Lipper Pennsylvania Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Pennsylvania Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series’ results had shown recent improvement and were above its competitor average and Lipper benchmark for 2007 and the first six months of 2008. The directors also noted, however, that the Series’ results were generally below its benchmarks by varying degrees for most of the other periods presented. Taking into account these comparisons, the other factors considered and the recent improvement in relative performance, the directors concluded that the Pennsylvania Fund’s investment results were satisfactory.

Management Fees and Other Expenses
The directors considered the proposed advisory fee rate to be paid by each Series to RiverSource, which is the same as the management fee rate currently paid by each Series. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. The directors noted that in the case of California High-Yield Fund and California Quality Fund, the effective advisory fee rate for a RiverSource fund was lower than the proposed advisory fee rate for the corresponding Series. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared each Series’ proposed advisory fee rate to the funds in the applicable Lipper category or a subset thereof having net assets in a range that more closely corresponded to the net assets of the Series (a Series’ “peer group”). In considering the proposed advisory fee rates, the directors noted that each Series’ current management fee rate covers administrative services provided by Seligman, whereas the Proposed Advisory Agreements do not include such services, but that Ameriprise will provide such services to each Series pursuant to separate administrative services agreements initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without shareholder approval, although RiverSource noted that, at the time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource’s and Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors also reviewed each Series’ total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of each Series, the directors noted that each Series has elected to have shareholder services provided at cost by SDC. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided each Series and their shareholders with a consistently high level of service. The directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

The directors noted that they had concluded in their most recent continuance considerations that the management fee and total expense ratio for each Series were at an acceptable level in light of the quality of services provided to each Series and in comparison to the Series’ peer group; that the advisory fee would not be increased and would stay the same for each Series; that for the Funds (other than the New Jersey Fund and North Carolina Fund) the total expense ratio had been slightly reduced since the time of the most recent consideration approval; and that RiverSource had represented that the overall expenses for the Series were not expected to be adversely affected by the Transaction. On that basis (other than for the New Jersey Fund, the North Carolina Fund and the Pennsylvania Fund, each of which is discussed below), the directors concluded that the total expense ratio and proposed advisory fee for each Series anticipated to result from the proposed arrangements with RiverSource was acceptable.

The directors noted that the New Jersey Fund’s expense ratio had slightly increased and was still significantly higher than the peer group median and average and the second highest in its peer group. Seligman explained that the New Jersey Fund’s small size relative to the funds in its peer group contributed to its relatively high expense ratio. All of the peer group funds were larger than the New Jersey Fund. On the basis of this review, the directors concluded that the New Jersey Fund’s expense ratio was acceptable.

The directors noted that the North Carolina Fund’s expense ratio had slightly increased and was significantly higher than the peer group median and average and the highest in its peer group. Seligman explained that the North Carolina Fund’s small size relative to the funds in its peer group contributed to its relatively high expense ratio. All of the peer group funds were larger than the North Carolina Fund. On the basis of this review, the directors concluded that the North Carolina Fund’s expense ratio was acceptable.

Matters Relating to the Directors’/Trustees’ Consideration
of the Approval of the Investment Management
Services Agreements

The directors noted that comparative information showed that the Pennsylvania Fund’s expense ratio was significantly higher than the peer group median and average and the highest in its peer group, and would have been the highest even if other peer group funds had not benefited from reimbursements by their advisers. Seligman explained that the Pennsylvania Fund’s small size relative to the funds in its peer group contributed to its relatively high expense ratio, and that no fund in the peer group was smaller than the Pennsylvania Fund. Seligman also explained that the Pennsylvania Fund was organized as a Pennsylvania trust and had no other series, as a result of which the Pennsylvania Fund was unable to allocate certain expenses over multiple series as could most of the other municipal funds managed by Seligman. On the basis of their review, the directors concluded that the Pennsylvania Fund’s expense ratio was acceptable.

Economies of Scale
The directors noted that the management fee schedules for the Series do not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Series, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to the Series’ breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that the absence of breakpoints in each Series’ fee rate schedule was acceptable under the Series’ circumstances. The directors also recognized that the Series may benefit from certain economies of scale over time by becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Directors/Trustees and Officers

Shareholders elect a Board of Directors/Trustees that oversees the Funds’ operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Funds voted at Special Meetings of Shareholders held on November 3, 2008 to elect 10 members to the Funds’ Boards. Messrs. Maher and Richie served on the Funds’ Boards prior to the acquisition and will continue to do so.

Each member of the Boards oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director/Trustee is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors/Trustees

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with the Funds	and Other Information

Kathleen Blatz (54)[1,2,6,7] • Director/Trustee: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.

Arne H. Carlson (73)[1,2,3,5,6] • Director/Trustee: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.

Pamela G. Carlton (53)[4,6,7] • Director/Trustee: From November 7, 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company).

Patricia M. Flynn (57)[1,3,6] • Director/Trustee: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.

Anne P. Jones (73)[1,2,6,7] • Director/Trustee: From November 7, 2008	Attorney and Consultant.

Jeffrey Laikind, CFA (72)[4,6,7] • Director/Trustee: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.

Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Director/Trustee and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).

John F. Maher (64)[4,6,7] • Director/Trustee: December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

Catherine James Paglia (55)[2,3,4,5,6] • Director/Trustee: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).

Leroy C. Richie (66)[3,4,6] • Director/Trustee: 2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Allison Taunton-Rigby (64)[3,4,5,6] • Director: From November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

See footnotes on page 54.

Interested Director*

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with the Funds, Address	and Other Information

William F. Truscott (47)*[6] • Director/Trustee and Vice President: From November 7, 2008	President — US Asset Management and Chief Investment Advisor, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005.

*	Mr. Truscott is considered an “interested person” of the Funds, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee	5 Executive Committee
	2 Compliance Committee	6 Investment Review Committee
	3 Contracts Committee	7 Joint Audit Committee
4 Distribution Committee

Officers of the Funds

Each Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director/Trustee and Vice President of each Fund, the Funds’ other officers are:

Name, (Age), Position(s)
held with the Funds, Address	Principal Occupation(s) During Past Five Years

Patrick T. Bannigan (42) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474	Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474	Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006.

Amy K. Johnson (42) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

Lawrence P. Vogel (51) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017	Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992-2008.

Eleanor T.M. Hoagland (56)
•   Chief Compliance Officer:
   2004 to Date
•   Money Laundering Prevention
   Officer and Identity Theft
   Prevention Officer:
   From November 7, 2008
•   100 Park Avenue New York, NY
   10017
Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004-2008.

The Funds’ Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Funds, or to make shareholder inquiries.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Funds will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Funds to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year, will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Funds’ prospectus or statements of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest/Capital Stock of each fund of Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series, which contains information about the investment objectives, risks, charges and expenses of the Funds, each of which should be considered carefully before investing or sending money.

TEB2 9/08

ITEM 2. CODE OF ETHICS.
As of September 30, 2008, the registrant had adopted a code of ethics that applies to its principal executive and principal financial officers. The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$90,883	$87,150
Audit-Related Fees	—	—
Tax Fees	11,000	10,600
All Other Fees	2,396	—
Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.
Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$144,330	$141,440
Tax Fees	8,500	9,000
All Other Fees	—	—
Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.
(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.
The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.
Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.
(2) No services included in (b) — (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $166,226 and $161,040, respectively.
(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)	Schedule I — Investments in securities of unaffiliated issuers. Included in Item 1 above.
(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board. The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees. This committee would also review candidates for Board membership including candidates recommended by stockholders.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
SELIGMAN MUNICIPAL SERIES TRUST

By:	/S/ PATRICK T. BANNIGAN

Patrick T. Bannigan
President and Chief Executive Officer

Date:	December 5, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PATRICK T. BANNIGAN

Patrick T. Bannigan
President and Chief Executive Officer

Date:	December 5, 2008

By:	/S/ LAWRENCE P. VOGEL

Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date:	December 5, 2008

SELIGMAN MUNICIPAL SERIES TRUST
EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.